UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Hudson Global, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION

HUDSON GLOBAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 6, 2019

To the Stockholders of Hudson Global, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Hudson Global, Inc. (the “Company”) will be held on Monday, May 6, 2019, at 8:00 A.M., local time, at the offices of [_______________], for the following purposes:

1.       To elect five directors to hold office until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.       To approve the Company’s Rights Agreement by and between the Company and Computershare Trust Company, N.A., a stockholder rights plan designed to preserve the value of the Company’s significant U.S. net operating loss carryforwards and other tax benefits; and

3.       To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split at a ratio not less than 1-for-5 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders and with our Board of Directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and (b) a reduction of the number of authorized shares of common stock from 100,000,000 shares to 20,000,000 shares.

We also will consider and act upon such other business, if any, as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Only stockholders of record at the close of business on March 12, 2019 will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection at our principal executive offices for at least ten days prior to the annual meeting and at the annual meeting.

In connection with the annual meeting, we have prepared a proxy statement setting out detailed information about the matters that will be covered at the annual meeting. We will mail our proxy statement, along with a WHITE proxy card, on or about [____], 2019 to our stockholders of record as of the close of business on March 12, 2019. These materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are also available electronically at our corporate website at www.hudsonrpo.com.

We have received notice from one of our stockholders, Tonga Partners, L.P., an affiliate of Cannell Capital, LLC (which we refer to, collectively with all of its affiliates, including Tonga Partners, L.P., as “Cannell”), stating that it intends to nominate five nominees for election as directors at the annual meeting. We do not endorse the election of any of the Cannell nominees for director. You may receive proxy solicitation materials, including an opposition proxy statement and proxy card, from Cannell or other persons or entities affiliated with Cannell. We are not responsible for the accuracy of any information provided by Cannell or its nominees. We urge you not to sign or return any proxy card sent to you by Cannell and strongly urge you to vote for the nominees proposed by the Board of Directors by following the instructions contained in the accompanying proxy statement.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, we encourage you to read the accompanying proxy statement carefully and submit your proxy or voting instructions as soon as possible. To assure your representation at the annual meeting, please vote your shares (1) by completing, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope as promptly as possible or (2) in person by ballot at the annual meeting. You may vote in person if you wish to do so even if you have previously submitted your proxy or voting instructions. Important information about attending the annual meeting in person is included in the proxy statement.

For questions about the annual meeting, please write to Corporate Secretary, Hudson Global, Inc., 53 Forest Avenue, Old Greenwich, Connecticut 06870 or call (212) 351-7400.

By Order of the Board of Directors HUDSON GLOBAL, INC.

Jeffrey E. Eberwein
Chief Executive Officer

Old Greenwich, Connecticut
[_____], 2019

PROXY STATEMENT

Page

ANNUAL MEETING INFORMATION	1
PRINCIPAL STOCKHOLDERS	3
Management and Directors	3
Other Beneficial Owners	4
PROPOSAL 1: ELECTION OF DIRECTORS	5
Nominees for Election at the Annual Meeting	5
Vote Required	7
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	8
Independent Directors	8
Board Committees	8
Board Leadership Structure	11
Risk Oversight	12
Corporate Governance Guidelines	12
Compensation Recovery Policy	12
Meetings and Attendance	12
Communications with Board of Directors	12
Policies and Procedures Regarding Related Person Transactions	13
DIRECTOR COMPENSATION	13
EXECUTIVE COMPENSATION	15
Executive Officers	15
Summary Compensation Table	15
Disclosure Regarding Summary Compensation Table	16
Outstanding Equity Awards at December 31, 2018	19
Potential Payments Upon Termination or Change in Control	20
COMPENSATION POLICIES AND PRACTICES AND RISK	26
AUDIT COMMITTEE REPORT	26
PROPOSAL 2: APPROVAL OF RIGHTS AGREEMENT	28
Description of Rights Agreement	28
Vote Required	30
PROPOSAL 3: APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT	31
General	31
Criteria to Be Used for Decision to Apply the Reverse Stock Split	31
Reasons for the Reverse Stock Split	32
Procedure for Effectiving Reverse Stock Split	32
Principal Effects of the Reverse Stock Split	32
Effects of the Reduction of Authorized Common Stock	33
Accounting Matters	33
Fractional Shares	33
Risks Associated with the Reverse Stock Split	33
No Going Private Transaction	34
No Dissenters' Appraisal Rights	34
Material United States Federal Income Tax Consequences of the Reverse Stock Split	34
Reservation of Right to Abandon Reverse Stock Split	35
Vote Required	35

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Fees Paid to Our Independent Registered Public Accounting Firm	36
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	37
OTHER MATTERS	37
Stockholder Proposals	37
Proxy Solicitation	37
No Dissenters' Appraisal Rights	37
Stockholders Sharing the Same Address	38
PROXY CARD	39
ANNEX A	A-1
ANNEX B	B-1
ANNEX C	C-1

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HUDSON GLOBAL, INC.
53 Forest Avenue
Old Greenwich, Connecticut 06870

PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 6, 2019

ANNUAL MEETING INFORMATION

The Board of Directors of Hudson Global, Inc. (the “Company”, “we”, “us”, “our”) is soliciting proxies for use at our annual meeting of stockholders, which will be held on Monday, May 6, 2019, at 8:00 A.M., local time, at the offices of [______________________], and all adjournments or postponements of the annual meeting. The specific proposals to be considered and acted upon at the annual meeting are summarized in the attached Notice of Annual Meeting of Stockholders and are described in more detail in this proxy statement.

On or before [____], 2019, we mailed to you and our other stockholders this proxy statement, a WHITE form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. If you are a stockholder of record as of the record date, you may vote (1) by completing, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope as promptly as possible or (2) in person by ballot at the annual meeting. If you hold your shares of common stock in a brokerage account or by a bank or other nominee, you must follow the voting procedures provided by your broker, bank or other nominee, which instructions will be included with your proxy materials.

We have received notice from one of our stockholders, Tonga Partners, L.P., an affiliate of Cannell Capital, LLC (which we refer to, collectively with all of its affiliates, including Tonga Partners, L.P., as “Cannell”), stating that it intends to nominate five nominees for election as directors at the annual meeting. We do not endorse the election of any of the Cannell nominees for director. You may receive proxy solicitation materials, including an opposition proxy statement and proxy card, from Cannell or other persons or entities affiliated with Cannell. We are not responsible for the accuracy of any information provided by Cannell or its nominees. We urge you not to sign or return any proxy card sent to you by Cannell and strongly urge you to vote for the nominees proposed by the Board of Directors by following the instructions contained your WHITE proxy card included with this proxy statement.

You may revoke your proxy by submitting a new proxy with a later date or by notifying our Corporate Secretary in writing at 53 Forest Avenue, Old Greenwich, Connecticut 06870. If you attend the annual meeting in person and vote by ballot, any previously submitted proxy will be revoked.

If you submit your proxy over the Internet or by telephone, or you properly execute and return the WHITE proxy card by mail, then the persons named as proxies will vote the shares represented by your proxy according to your instructions. If you properly complete, sign and return the WHITE proxy card by mail, but do not mark voting instructions on the WHITE proxy card, then the persons named as proxies will vote (i) “FOR” the five nominees for election as directors referred to in this proxy statement, (ii) “FOR” the approval of the Rights Agreement as set forth in this proxy statement, and (iii) “FOR” the approval of the amendment to the Certificate of Incorporation to effect a reverse stock split and reduction in the authorized shares of common stock. Our management knows of no matters other than those set forth in the Notice of Annual Meeting of Stockholders to be brought before the annual meeting. However, if any other business or matters properly shall come before the annual meeting, then the persons named as proxies in the form of proxy will vote the shares represented by each proxy in accordance with their judgment on such other business or matters.

Voting; Quorum

The record date for determining those stockholders who are entitled to notice of, and to vote at, the annual meeting has been fixed as March 12, 2019. Only holders of record of our common stock at the close of business on March 12, 2019 are entitled to vote at the annual meeting. On March 12, 2019, there were 31,827,256 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote.

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the stockholders entitled to vote at the annual meeting, present in person or represented by proxy may adjourn the annual meeting to another date. Whether or not a quorum is present, the chairman of the annual meeting will have the power to adjourn the meeting to another date.

In the election of directors under Proposal 1, the five nominees receiving the highest number of “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. “Withhold” votes on Proposal 1 will not be counted as votes cast, and, therefore, will have no effect on the election of directors. The approval of Proposal 2 requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. The approval of Proposal 3 requires the affirmative vote of the holders of a majority of the shares outstanding. If you “Abstain” from voting on Proposals 2 or 3, it will have the same effect as an “Against” vote. All votes will be tabulated by the inspector of election appointed for the annual meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Abstentions and broker non-votes, if any, count as present at the annual meeting for the purposes of determining a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Information Relating to the Cannell Nomination

In 2018, the Board of Directors commenced a process to identify potential additions to the Board of Directors who met the following criteria (the “Governance Criteria”): (i) had human resources experience in the Company’s business areas; (ii) had the ability to add value to the Company and assist in the growth of its business; and (iii) would add to the Board of Director’s composition in a manner compliant with the guidelines of Institutional Shareholder Services, including guidelines addressing gender diversity in board composition.

On January 25, 2019, Chief Executive Officer and Director, Jeffrey E. Eberwein, received a letter from J. Carlo Cannell, following a telephonic conversation between Mr. Eberwein and Mr. Cannell, in which Mr. Cannell enclosed biographies from three proposed candidates to the Board of Directors. The letter urged that one of these nominees be chosen prior to February 4, 2019. Subsequently an additional name was submitted by Mr. Cannell, and one of the candidates withdrew. Each of the candidates submitted by Mr. Cannell was interviewed by Mr. Eberwein. The candidates were determined by the Board of Directors to not meet any of the Governance Criteria described above.

The Board of Directors continued with its previously commenced process and ultimately determined that the two best candidates were Mimi Drake and Connia Nelson, both of whom had initially been identified and met with members of the Board of Directors in 2018, and their appointment was publicly announced on February 15, 2019. Neither of Ms. Drake and Ms. Nelson had been proposed by Cannell.

On February 25, 2019, Tonga Partners, L.P., an affiliate of Mr. Cannell, sent the Company a nomination letter with five nominees.

On March 4, 2019 the Company’s counsel advised Cannell of a number of deficiencies in its January 25, 2019 letter, including multiple instances of failing to comply with the Company’s Amended and Restated By-Laws (“By-Laws”). The Company’s counsel assured Cannell of the Company’s commitment to undertaking a good-faith evaluation of stockholder nominations and requested the nomination letter be amended or supplemented by no later than March 8, 2019.

On March 11, 2019 a revised nomination letter from Cannell was received by the Company’s counsel.

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On March 14, 2019, the Nominating and Governance Committee of the Board of Directors made the determination that none of Mr. Cannell’s nominees met the Governance Criteria.

We do not endorse the election of any of the Cannell nominees for director. You may receive proxy solicitation materials, including an opposition proxy statement and proxy card, from Cannell, Mr. Cannell or other persons or entities affiliated with Cannell. We are not responsible for the accuracy of any information provided by Cannell or its nominees. We urge you not to sign or return any proxy card sent to you by Cannell and strongly urge you to vote for the nominees proposed by the Board of Directors by following the instructions contained in your WHITE proxy card included with this proxy statement.

If you would like to attend the annual meeting in person and vote at the annual meeting, you must demonstrate that you were a stockholder on March 12, 2019 and you must bring photo identification with you to the annual meeting. If your shares are held through a broker, bank or other nominee, you must bring to the annual meeting a legal proxy form and copy of your brokerage account statement, which you can obtain from your broker, bank or other nominee that holds your shares. If your shares are registered directly in your name with our transfer agent, Computershare, Inc., you need only bring photo identification with you to the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Hudson Global, Inc.  2019 Annual Meeting of Stockholders to be Held on May 6, 2019

Our proxy statement, our form of WHITE proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available to stockholders at www.icommaterials.com/HSON.

PRINCIPAL STOCKHOLDERS

Management and Directors

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 12, 2019 by: (i) each director and nominee for director; (ii) each of the named executive officers named in the Summary Compensation Table set forth below; and (iii) all of the directors, nominees and executive officers as a group. Each of the holders listed below has sole voting and investment power over the shares beneficially owned by such holder. None of the holders listed below have pledged any of their shares as security.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Richard K. Coleman, Jr. (1)	343,427	[-]	%
Ian V. Nash (1)(2)	329,785	[-]	%
Jeffrey E. Eberwein (1)(3)	1,428,469	[-]	%
Patrick M. Lyons (4)	103,488	*
Stephen A. Nolan (5)	1,138,828	[-]	%
Alan L. Bazaar(1)	299,086	*
Connia Nelson	—	0%
Mimi Drake	—	0%
All directors, nominees and executive
officers as a group (7 persons) (1)(2)(3)(4)	2,504,255	[-]	%

____________________

*	Denotes less than 1%.

(1)	Includes the following share units under our Director Deferred Share Plan, which are payable only in shares of common stock upon a director ceasing service as a Board of Directors member: Alan L. Bazaar, 272,336; Richard K. Coleman, Jr., 340,427; Jeffrey E. Eberwein, 271,479; Ian V. Nash, 279,785; and all directors and executive officers as a group, 1,164,027 shares.

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(2)	Includes 50,000 shares of common stock subject to stock options, which are exercisable within 60 days of March 12, 2019.

(3)	Includes 139,478 share units under our 2009 Incentive Stock and Awards Plan, as amended and restated, which are payable in shares of common stock upon Mr. Eberwein ceasing to provide service to the Company.

(4)	Includes 16,818 shares of common stock held by Mr. Lyons’ 401(k) account and 25 shares of common stock owned through the Employee Stock Purchase Plan.

(5) Mr. Nolan resigned as chief executive officer and a director of our Company and his employment and service as a director with our Company ended April 1, 2018.

Other Beneficial Owners

The following table sets forth certain information regarding beneficial ownership by other persons known to us to own more than 5% of our outstanding common stock as of March 12, 2019.

	Amount and Nature of Beneficial Ownership
	Voting Power		Investment Power
Name and Address of Beneficial Owner	Sole	Shared	Sole	Shared	Aggregate	Percent of Class

Hotchkis and Wiley Capital Management, LLC(1) 725 South Figueroa St., 39th Floor Los Angeles, CA 90017	4,061,478	0	5,233,178	0	5,233,178	[-]%

Heartland Advisors, Inc.(2) 789 North Water St. Milwaukee, WI 53202	0	3,856,619	0	4,042,720	4,042,720	[-]%

Cannell Capital, LLC(3) 245 Meriwether Circle Alta, WY 83414	0	2,340,742	0	2,340,742	2,340,742	[-]%

Polar Asset Management Partners, Inc.(4) 401 Bay Street, Suite 1900, PO Box 19 Toronto, Ontario M5H 2Y4	1,708,765	0	1,708,765	0	1,708,765	[-]%

____________________

(1)	These amounts represent the number of shares beneficially owned as disclosed in the Schedule 13G/A filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2019.

(2)	These amounts represent the number of shares beneficially owned as disclosed in the Schedule 13G/A filed with the SEC on February 5, 2019.

(3)	These amounts represent the number of shares beneficially owned as disclosed in the Schedule 13D/A filed with the SEC on March 1, 2019.

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(4)	These amounts represent the number of shares beneficially owned as disclosed in the Schedule 13G filed with the SEC on February 10, 2017.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws (the “By-Laws”) provide that all of our directors stand for election on an annual basis. At the annual meeting, our stockholders will elect five directors to hold office until the 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified. Alan L. Bazaar will not be standing for re-election as a director.

There are no family relationships among any of our directors, executive officers or nominees.

Listed below are the nominees of our Board of Directors for election at the annual meeting.

Nominees for Election at the Annual Meeting

Richard K. Coleman, Jr., 62, has served as a director since May 2014. Mr. Coleman is the President, Chief Executive Officer and director of Command Center, Inc., a provider of on-demand flexible employment solutions, positions he has held since April 2018. Mr. Coleman has deep experience serving in senior executive positions and on various public company boards, and has gained extensive expertise in business development and operations. In 1998, Mr. Coleman founded and served as President of Rocky Mountain Venture Services, a firm that helps companies plan and launch new business ventures and restructuring initiatives. Mr. Coleman also has served in a variety of senior operational roles, including President and Chief Executive Officer of Crossroads Systems, Inc., Chief Executive Officer of Vroom Technologies Inc., Chief Operating Officer of MetroNet Communications and President of US West Long Distance. He also has held significant officer-level positions with Frontier Communications, Centex Telemanagement and Sprint Communications. He formerly served as a director of Crossroads Systems, Inc., an intellectual property licensing company, from 2013 to 2017, Ciber, Inc., a leading global information technology company, from 2014 to 2017, NTS, Inc., a broadband services and telecommunications company, On Track Innovations Ltd., one of the pioneers of cashless payment technology, from 2012 to 2014, and Aetrium Incorporated, a recognized world leader in the global semiconductor industry from 2013 to 2014. Mr. Coleman also holds a B.S. from the United States Air Force Academy and has completed leadership, technology, and marketing programs at Kansas University, UCLA, and Harvard Business School. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Mr. Coleman should continue to serve as a director of our Company include his extensive business development and operating expertise, his public company board experience, and his broad leadership experience.

Jeffrey E. Eberwein, 48, has served as a director since May 2014. Mr. Eberwein is the Chief Executive Officer of our Company and has served in that capacity since April 1, 2018. Mr. Eberwein is the Chief Executive Officer of Lone Star Value Management, an investment firm he founded in 2013, of which certain funds it manages are winding down. He has 25 years of Wall Street experience, and has valuable public company and financial expertise gained through his employment history and directorships. Prior to founding Lone Star in 2013, Mr. Eberwein was a private investor and served as a portfolio manager at Soros Fund Management from 2009 to 2011 and Viking Global Investors from 2005 to 2008. Mr. Eberwein also is chairman of the board at two other publicly traded companies: ATRM Holdings, Inc., a modular building company; and Digirad Corporation, a medical imaging company. Additionally, Mr. Eberwein served as a director of Novation Companies, Inc. from April 2015 to March 2018. Mr. Eberwein previously served as chairman of the board of Ameri Holdings, Inc from May 2015 to August 2018; Crossroads Systems, Inc. from June 2013 to May 2016; NTS, Inc. and On Track Innovations Ltd. from 2012 to 2014 and Goldfield Corporation from 2012 to 2013. Mr. Eberwein earned a M.B.A. from The Wharton School, University of Pennsylvania and a B.B.A. with High Honors from The University of Texas at Austin. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Mr. Eberwein should continue to serve as a director of our Company include his expertise in finance and experience in the investment community.

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On February 14, 2017, the SEC issued an order (Securities Exchange Act Release No. 80038) (the “Order”) finding that certain groups of investors failed to properly disclose ownership information during a series of five campaigns to influence or exert control over microcap companies, including the Company. The Order alleged violations of Section 13(d)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 13d-1 thereunder, Section 13(d)(2) of the Exchange Act and Rule 13d-2(a) thereunder and Section 16(a) of the Exchange Act and Rules 16a-2 and 16a-3 thereunder by Mr. Eberwein and a hedge fund adviser headed by him, Lone Star Value Management, mutual fund adviser Heartland Advisors and another investor. Without admitting or denying the findings, they consented to the Order and agreed to cease and desist from committing any violations of the above-referenced Exchange Act provisions and civil penalties of $90,000 for Mr. Eberwein, $120,000 for Lone Star Value Management, $180,000 for Heartland Advisors and $30,000 for the other investor.

Ian V. Nash, 63, has served as a director since October 2015. Mr. Nash has 30 years of experience within the recruitment industry. From 2007 until 2010, Mr. Nash provided consultancy services to several recruitment companies, including Nigel Wright Recruitment Group and The SR Group. Mr. Nash also served as Chief Financial Officer and as a director of Robert Walters PLC, a London Stock Exchange-listed global recruitment company, from 2001 to 2007. Prior to that, Mr. Nash served as Chief Financial Officer of Michael Page International PLC, a London Stock Exchange-listed global recruitment company, from 1987 to 1999. Currently, Mr. Nash serves as Chairman of two privately-held recruiting firms: Acre Resources Limited, which specializes in sustainability recruitment, and EarthStream Global Limited (a subsidiary of Cloudstream Group Holdings Limited since 2018), a technology and engineering recruiting firm. Mr. Nash has served as Chairman of Acre Resources Limited and EarthStream Global Limited since 2010. Mr. Nash also has served as a director of Cloudstream Group Holdings Limited since 2018. Mr. Nash also has served since 2012 as a director, and until 2018 as Chairman, of Fulfil(1) TopCo Limited, which does business as Investigo Limited, and specializes in professional services recruitment. Mr. Nash also has served since 2013 as a director of Morgan Hunt Holdings Limited, a public-sector recruitment firm. Mr. Nash is a chartered accountant. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Mr. Nash should continue to serve as a director of our Company include his extensive recruitment industry experience and expertise in finance.

Mimi Drake, 50, has served as a director since February 2019. Ms. Drake brings to the Board of Directors more than 23 years of experience in the financial services industry, primarily in strategic, operating and client-focused roles. Ms. Drake serves as Co-CEO of Permit Capital Advisors, an investment advisory firm based in suburban Philadelphia, a position she has held since April 2018. Ms. Drake joined Permit Capital in 2011 and previously served as its President. Ms. Drake’s career includes executive management roles in asset management companies, where she helped to bring the firms’ strategies to market and scale them successfully. In addition to her career in financial services, Ms. Drake has also spent almost twenty years working to improve diversity and inclusion in financial services. She has served as a Founding Board Member and Chair of the Board of 100 Women in Finance, one of the largest female financial services associations in the world, with more than 15,000 members in 23 global locations. This organization includes decision markets at many of the major global financial services firms, endowments, foundations, pension funds and private equity firms. Ms. Drake is also a guest lecturer at Wharton’s Advanced Management Social Entrepreneurship program. In addition, she serves on the boards of Verus, LLC, a privately held company in Princeton, New Jersey, Drexel’s President’s Council for Energy and the Environment, Ben Franklin Technology Partners and the American Friends of the Royal Foundation. Ms. Drake earned her M.B.A. in Finance from the Wharton School at the University of Pennsylvania and her B.A. in Economics from Trinity College (cum laude), where she was a member of the Division One nationally ranked squash team. She also attended the Radcliff Publishing Program at Harvard University and spent three years in the publishing industry before her career in financial services. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Ms. Drake should continue to serve as a director of our Company include her expertise in investment and financial services and extensive contacts throughout multiple industries as well, as her passion for improving workplace diversity and inclusion.

Connia Nelson, 63, has served as a director since February 2019. Ms. Nelson is the Senior Vice President and Chief Human Resources Officer for LifeWay Christian Resources, a position that she has held since September, 2018, where she is responsible for talent acquisition and management, employee experience, performance excellence, compensation, value-based culture, diversity and employee engagement. Ms. Nelson previously served in this same role as Vice President/Senior Director of Human Resources of Lifeway Christian Resources from September 2016 until September 2018. Prior to that, Ms. Nelson worked for Verizon Communications from May 2010 until June 2016, where she created talent management strategies to acquire and retain top talent globally, improve succession, increase the employment brand, enhance diversity, deliver total rewards, accelerate employee engagement and managed employee relations. Ms. Nelson has served as a member of the Board of Trustees for Post University of Waterbury, CT since 2004, where she currently serves as a co-chair of the marketing committee and has previously served on the student life committee. She is a Founding Board Member of Seed A Better Life, LLC, a charitable organization currently supporting an educational development project in Rwanda, a position that she has held since 2010. Ms. Nelson has also served as a member of the President’s Board of Advisors for Indiana State University since 2010. Ms. Nelson holds a bachelor’s degree from Indiana State University and a master’s degree in organization management from Dallas Baptist University. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Ms. Nelson should continue to serve as a director of our Company include her extensive experience in human capital management and talent management.

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Current Directors Not Standing for Re-election

Alan L. Bazaar, 48, has served as a director since June 2015. Mr. Bazaar is the Chief Executive Officer of Hollow Brook Wealth Management LLC, a position he has held since December 2013, where he is responsible for firm-wide operations, investment research and portfolio management, and previously served in this position as Co-Executive Officer since January 2013. Prior to that, Mr. Bazaar served at Hollow Brook as Managing Director from 2010 through 2012. Mr. Bazaar also is Chairman of the Board of Directors of Wireless Telecom Group, Inc., which designs and manufactures radio frequency and microwave-based products for wireless and advanced communications industries, and has served as a director of that company since June 2013. Since May 2016, Mr. Bazaar also has served as a director of Sparton Corporation, a contract designer and manufacturer of complex electromechanical devices. Mr. Bazaar served as a director of LoJack Corporation, a provider of tracking and recovery systems as well as equipment and fleet telematics, from March 2015 until the completion of its sale in March 2016. Mr. Bazaar also served as a director of NTS, Inc., a broadband services and telecommunications company, from 2012 until the completion of its sale in 2014. From 2004 until 2008, Mr. Bazaar served as a director of Media Sciences International, Inc., which manufactured and distributed business color printer supplies and industrial ink applications in the United States. From 1999 until 2009, Mr. Bazaar was a Managing Director and Portfolio Manager at Richard L. Scott Investments, LLC where he co-managed the public equity portfolio and was responsible for all elements of due diligence. Previously, Mr. Bazaar served as a director of Airco Industries, Inc., a privately held manufacturer of aerospace products, and was employed by Arthur Andersen LLP in the Assurance and Financial Buyer’s Practices group and in the Business Fraud and Investigation Services Unit. Mr. Bazaar is a certified public accountant, and received a B.A. degree from Bucknell University and a M.S. and a M.B.A. from the Stern School of Business at New York University.

Vote Required

Each director will be elected by a plurality of the votes cast at the annual meeting (assuming a quorum is present). The five nominees receiving the highest number of affirmative votes will be elected. Consequently, any shares not voted at the annual meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the directors. Shares of common stock represented by executed, but unmarked, WHITE proxy cards will be voted in favor of the election as directors of the persons named as nominees in this proxy statement; provided that, if you hold your shares of our common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the election of any nominee for director unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote for such nominee.

Each Company nominee for election is currently a member of our Board of Directors and has consented to be named in this proxy statement and agreed to serve as a director if elected. Our Board of Directors has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, if any nominee should be unable to serve or will not serve, then the shares represented by proxies received will be voted for another nominee selected by our Board of Directors.

Our Board of Directors unanimously recommends that the nominees identified above be elected as directors and urges you to vote “FOR” their election.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independent Directors

Of the six directors currently serving on our Board of Directors, the Board of Directors has determined that Messrs. Bazaar, Coleman and Nash and Mses. Drake and Nelson are independent directors under the independence standards of the Nasdaq Global Select Market. Mr. Eberwein was an independent director, but as of April 1, 2018 is no longer considered an independent director under the independence standards of the Nasdaq Global Select Market because he became our Chief Executive Officer on that date.

Board Committees

Our Board of Directors has standing Audit, Compensation, Nominating and Governance and Strategic Planning Committees. Under the listing standards of the Nasdaq Global Select Market, the members of the Audit, Compensation and Nominating and Governance Committees must be comprised solely of independent directors. Accordingly, Mr. Eberwein is not eligible to serve on such committees. All directors receive materials for all Board committee meetings even if they do not serve, or are not eligible to serve, on the committee.

The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee, Nominating and Governance Committee and Strategic Planning Committee. We maintain a website at www.hudsonrpo.com and make available on that website, free of charge, copies of each of the charters for the Audit, Compensation and Nominating and Governance Committees. We are not including the information contained on or available through this website as a part of, or incorporating such information by reference into, this proxy statement.

Audit Committee

The Audit Committee presently consists of Ian V. Nash (Chairman), Alan L. Bazaar and Richard K. Coleman, Jr., each of whom is an independent director under the independence standards of the Nasdaq Global Select Market and SEC rules. Our Board of Directors has determined that each of Messrs. Nash, Bazaar and Coleman qualify as an “audit committee financial expert,” as defined by the SEC. The Audit Committee held 5 meetings in 2018.

The Audit Committee’s primary duties and responsibilities are to assist our Board of Directors in monitoring:

•	the integrity of our financial statements;

•	the independent registered public accounting firm’s qualifications and independence;

•	the performance of our internal audit function and of the independent registered public accounting firm; and

•	our compliance with legal and regulatory requirements.

Compensation Committee

The Compensation Committee presently consists of Richard K. Coleman, Jr. (Chairman), Alan L. Bazaar and Ian V. Nash, each of whom is an independent director under the independence standards of the Nasdaq Global Select Market and SEC rules. Our Compensation Committee members also qualified as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) with respect to years prior to 2018. The Compensation Committee held 6 meetings in 2018. None of the members of our Compensation Committee at any time in the past fiscal year has been one of our officers or employees or an officer or employee of one of our subsidiaries at any time during the fiscal year ended December 31, 2018. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers on our Board of Directors or Compensation Committee. The Compensation Committee’s primary responsibility is to assure that the non-employee members of our Board of Directors, the executive officers, including the Chief Executive Officer, and key management are compensated effectively and in a manner consistent with our stated compensation strategy, internal equity considerations, competitive practices and the requirements of the appropriate regulatory bodies. The Compensation Committee has overall responsibility for approving and evaluating the compensation of executive officers (including the Chief Executive Officer), key management and outside directors, and administers our long-term incentive programs, including our equity compensation plan.

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The Compensation Committee has retained the services of an independent, external compensation consultant, Pay Governance LLC. Pay Governance LLC has served as the independent compensation consultant to the Compensation Committee since 2010. The mandate of the consultant is to work for the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design issues, market trends and technical considerations. The consultant does not determine or recommend amounts or forms of compensation. The historical and ongoing nature and scope of services rendered by the independent compensation consultant on the Compensation Committee’s behalf is described below:

•	competitive market pay analyses, Board of Director pay studies, dilution analyses and market trends;

•	ongoing support with regard to the latest relevant regulatory, technical and/or accounting considerations affecting executive compensation and benefit programs;

•	guidance on overall compensation program structure and executive employment agreement terms; and

•	preparation for and attendance at selected management, Board committee, or Board of Director meetings.

The Compensation Committee has the final authority to hire and terminate Pay Governance LLC or any other compensation adviser. The Compensation Committee also evaluates Pay Governance LLC periodically. In addition, the Compensation Committee has the responsibility to consider the independence of Pay Governance LLC or any other compensation adviser before engaging the adviser. During 2018, the Compensation Committee reviewed the independence of Pay Governance LLC and the individual representatives of Pay Governance LLC who served as the Compensation Committee’s consultants pursuant to the requirements of Nasdaq and the SEC and the specific independence factors that the requirements cite and concluded, based on such review, that Pay Governance LLC’s work for the Compensation Committee does not raise any conflict of interest. In 2018, Pay Governance LLC did not provide any services to the Compensation Committee other than the executive and director compensation-related consulting services as described previously. Management did not obtain any services from Pay Governance LLC in 2018.

Nominating and Governance Committee

The Nominating and Governance Committee presently consists of Alan L. Bazaar (Chairman), Richard K. Coleman, Jr. and Ian V. Nash, each of whom is an independent director under the independence standards of the Nasdaq Global Select Market. The Nominating and Governance Committee held 6 meetings in 2018.

The Nominating and Governance Committee provides assistance to our Board of Directors by:

•	identifying individuals qualified to become directors and recommending to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by our stockholders;

•	identifying directors qualified to serve on the committees established by the Board of Directors and recommending to the Board of Directors members for each committee to be filled by the Board of Directors;

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•	identifying directors qualified to serve as Chairman of the Board of Directors and recommending to the Board of Directors nominees for Chairman of the Board of Directors; and

•	developing and recommending to the Board of Directors a set of corporate governance principles, including matters of:

•	Board of Directors organization, membership and function;

•	Board of Directors committee structure and membership;

•	succession planning for our Chief Executive Officer; and

•	taking a leadership role in shaping our corporate governance.

In identifying and evaluating nominees for director, the Nominating and Governance Committee seeks to ensure that our Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives. The Nominating and Governance Committee also seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are important to us. In addition, the Nominating and Governance Committee believes it is important that at least one director has the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee.

In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. While we do not have a formal policy with regard to the consideration of diversity in identifying nominees, the Nominating and Governance Committee believes that candidates should be selected so that the Board of Directors is a diverse body, with diversity reflecting, among other things, age, gender, race and professional experience. At a minimum, each Company nominee presented and approved by the Nominating and Governance Committee must have displayed the highest personal and professional ethics, integrity and values and sound business judgment. In addition, the Nominating and Governance Committee believes a director should possess the following minimum qualifications to be recommended by the Nominating and Governance Committee to the Board of Directors:

•	A director must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest.

•	A director must have expertise and experience relevant to our business and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•	A director must be independent of any particular constituency, be able to represent all of our stockholders and be committed to enhancing long-term stockholder value.

•	A director must have sufficient time available to devote to activities of the Board of Directors and to enhance his or her knowledge of our business.

The Nominating and Governance Committee has the authority to retain a search firm to assist it in identifying nominees, and the Nominating and Governance Committee provides the search firm with the criteria for the nominees as described above.

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The Nominating and Governance Committee will consider persons recommended by stockholders to become nominees for election as directors in accordance with the foregoing and other criteria set forth in our Nominating and Governance Committee Charter, which is available on our website as described above. Recommendations for consideration by the Nominating and Governance Committee should be sent to our Corporate Secretary in writing, together with appropriate biographical information concerning each proposed nominee. Our By-Laws also set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. With respect to an election of directors to be held at an annual meeting, a stockholder must, among other things, give notice of an intent to make such a nomination to our Corporate Secretary in advance of the meeting in compliance with the terms and within the time period specified in our By-Laws. Pursuant to our By-Laws, a stockholder must give a written notice of intent to our Corporate Secretary not less than 45 days and not more than 75 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). See “Other Matters – Stockholder Proposals” for the specific deadlines for submitting stockholder proposals to our Corporate Secretary in connection with the 2020 annual meeting of stockholders.

Strategic Planning Committee

The Strategic Planning Committee presently consists of Ian V. Nash (Chairman), Alan L. Bazaar and Richard K. Coleman, Jr. The Strategic Planning Committee held 6 meetings in 2018.

The Strategic Planning Committee provides assistance to our Board of Directors by:

•	assisting our Board of Directors in assessing whether our management has the resources necessary to implement our Company’s strategy;

•	assessing external developments and factors, including changes in the economy, competition and technology, on our Company’s strategy and execution of its strategy; and

•	advising on strategic development activities, including those not in the ordinary course of business, under consideration from time to time by our Company.

Board Leadership Structure

We have separate positions of Chairman of the Board of Directors and Chief Executive Officer. We believe this leadership structure helps to promote more effective governance and oversight of our Company by our Board of Directors and allows our Chief Executive Officer to focus on the execution of our Company’s strategy and operations.

Our independent directors meet regularly without management, including our Chief Executive Officer, and are active in the oversight of our Company. Our Board of Directors and each Board committee have access to members of our management and the authority to retain independent legal, accounting or other advisors as they deem necessary or appropriate. Our Chief Executive Officer does not serve on any Board committee.

The duties and responsibilities of our independent Chairman include the following:

•	coordinate the activities of the independent directors and serve as a liaison between the independent directors and our Chief Executive Officer;

•	chair meetings and executive sessions at which only the independent directors attend;

•	advise our Chief Executive Officer as to the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to effectively perform their duties;

•	jointly with the Compensation Committee, conduct an annual evaluation of the performance of the Chief Executive Officer and report to the Board of Directors the results of that evaluation;

•	in conjunction with the Chief Executive Officer, consider potential conflicts of interest of directors;

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•	conduct, as appropriate, exit interviews of senior management upon resignation; and

•	recommend to the Chief Executive Officer the retention of outside advisors and consultants who report directly to the Board of Directors.

We believe that our Board of Directors’ leadership structure provides an appropriate balance between strong and strategic leadership and independent oversight of our Company, and that our Board of Directors leadership structure continues to serve the best interests of our Company and stockholders.

Risk Oversight

The Audit Committee of our Board of Directors oversees our risk management process. Our Risk Committee, which consists of certain members of our senior management and our Head of Internal Audit has day-to-day responsibility for our risk management process. The members of the Risk Committee are our Chief Executive Officer, Chief Financial Officer, Vice President of Finance and our Head of Internal Audit. Our Head of Internal Audit serves as the liaison between the Risk Committee and the Audit Committee. Our Head of Internal Internal Audit provides periodic updates to the Audit Committee on behalf of the Risk Committee regarding, among other things, risk assessments and actions taken to mitigate risks. In addition, our Head of Internal Audit reports directly to the Chairman of the Audit Committee and provides periodic updates to the Audit Committee about risk management issues, particularly those regarding accounting and finance related risks.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines to further promote the effective functioning of our Board of Directors and Board committees and to set forth a common set of expectations as to how our Board of Directors and Board committees should perform their functions. Our Corporate Governance Guidelines are available, free of charge, on our website at www.hudsonrpo.com. The information contained in, or that can be accessed through, our website does not constitute a part of this proxy statement.

Compensation Recovery Policy

In December 2016, our Board of Directors adopted a compensation recovery policy, effective January 1, 2017, pursuant to which certain incentive-based compensation received by our executive officers on the basis of financial results that are later restated may be subject to recovery. The incentive-based compensation subject to the policy includes any compensation that is granted, earned or vested based wholly or in part upon the attainment of a measure that is determined and presented in accordance with the accounting principles used in preparing our financial statements, any measures that are derived wholly or in part from such measures, or stock price or total shareholder return. We intend to amend the policy as and when necessary to reflect applicable changes in law and stock exchange listing standards, including the requirements of the final regulations and listing standards expected to be promulgated pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

Meetings and Attendance

Our Board of Directors held 15 meetings in 2018. Each of the directors currently serving on our Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors held in 2018 and meetings held by each committee of the Board of Directors on which such director served during the period that the director so served in 2018. Directors are expected to attend our annual meeting of stockholders each year. At the 2018 annual meeting of stockholders, all of the directors then serving were in attendance either in-person or by teleconference.

Communications with Board of Directors

You may communicate with our Board of Directors by writing to our Corporate Secretary at Hudson Global, Inc., c/o the Board of Directors (or, at your option, c/o a specific director), 53 Forest Avenue, Old Greenwich, Connecticut 06870. The Corporate Secretary will deliver this communication to the Board of Directors or the specified director, as the case may be, if they relate to appropriate and substantive corporate or Board of Directors matters. Communications that are of a commercial or frivolous nature, or otherwise inappropriate for the Board of Director’s consideration will not be forwarded to the Board of Directors.

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Policies and Procedures Regarding Related Person Transactions

Our Board of Directors has adopted written policies and procedures regarding related person transactions. For purposes of these policies and procedures:

•	a “related person” means any of our directors, executive officers or nominees for director or any of their immediate family members; and

•	a “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are to be a participant and the amount involved exceeds $120,000, and in which a related person had or will have a direct or indirect material interest.

Each of our executive officers, directors or nominees for director is required to disclose to the Audit Committee certain information relating to related person transactions for review, approval or ratification by the Audit Committee. Disclosure to the Audit Committee should occur before, if possible, or as soon as practicable after the related person transaction is effected, but in any event as soon as practicable after the executive officer, director or nominee for director becomes aware of the related person transaction. The Audit Committee’s decision whether or not to approve or ratify a related person transaction is to be made in light of the Audit Committee’s determination that consummation of the transaction is not or was not contrary to our best interests. Any related person transaction must be disclosed to the full Board of Directors.

There have been no related party transactions since January 1, 2018.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation received during 2018 by each of our directors during 2018, other than Mr. Nolan who did not receive any compensation for serving as a director and whose compensation as an executive officer is set forth below under “Executive Compensation – Summary Compensation Table”.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Total
Alan L. Bazaar	$0	$143,469	$0	$143,469
Richard K. Coleman, Jr.	$0	$156,489	$0	$156,489
Jeffrey E. Eberwein (3)	$0	$45,502	$0	$45,502
Ian V. Nash	$75,000	$169,555	$0	$244,555

____________________

(1)	The dollar amount shown reflects the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 for all awards of share units granted during the fiscal year under our Director Deferred Share Plan. Assumptions used in the calculation of these amounts are included in Note 5 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(2)	During 2018, no directors were granted options to purchase shares of our common stock. The aggregate number of outstanding stock options as of December 31, 2018 for each of our directors named above was: Mr. Bazaar, 0; Mr. Coleman, 0; Mr. Eberwein, 0; and Mr. Nash, 50,000.

(3)	Mr. Eberwein became our Chief Executive Officer on April 1, 2018, and, as such, did not receive compensation as a director after that date. See “Executive Compensation – Executive Employment Agreement with Jeffrey E. Eberwein” for more information regarding compensation Mr. Eberwein will be entitled to for serving as our Chief Executive Officer.

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Retainer and Meeting Fees

Each non-employee director is entitled to receive an annual retainer of $25,000 paid in quarterly installments, a fee of $2,000 for each Board of Directors and Board committee meeting attended in person, and a fee of $1,000 for each telephonic Board of Directors and Board committee meeting in which the director participates. The Chairmen of the Audit Committee, Compensation Committee, Nominating and Governance Committee and Strategic Planning Committees receive an additional annual retainer of $25,000, $10,000, $5,000 and $75,000, respectively, paid in quarterly installments. The annual retainer, the fees for attending in-person and telephonic Board of Directors and Board committee meetings, and the retainer for serving as a Chairman of a Board committee, except for the Chairman of the Strategic Planning Committee, are paid in share units each pursuant to the “Director Deferred Share Plan” as described below. The retainer for serving as the Chairman of the Strategic Planning Committee is paid in cash in quarterly installments. Also, each non-employee director is entitled to receive $65,000 annually paid in share units as described below under “Director Deferred Share Plan.” Additionally, directors are reimbursed for out-of-pocket expenses associated with attending meetings of the Board of Directors and Board committees.

Director Deferred Share Plan

Each quarter, effective seven calendar days following the release of our earnings, the retirement account of each non-employee director is credited under our Director Deferred Share Plan with the applicable number of share units for the quarterly portion of the annual retainer, the fees for attending in-person and telephonic Board of Directors and Board committee meetings, and the quarterly portion of the retainer for serving as a chairman of a Board committee. Also, on the date of our annual meeting of stockholders, the retirement account of each non-employee director is credited under the Director Deferred Share Plan with $65,000 of share units. All share units fully vest on the date of grant. All share units are equivalent to one share of our common stock and are payable only in common stock issued under our 2009 Incentive Stock and Awards Plan upon a director ceasing service as a Board of Directors member.

Stock Options

In October 2015, the Compensation Committee established a new stock option program under our 2009 Incentive Stock and Awards Plan for new non-employee directors. Under the program, upon first being elected or appointed as a director, or at the next annual meeting of stockholders if appointed between annual meetings, we will grant each non-employee director an option to purchase 50,000 shares of our common stock. The exercise price for options is the fair market value of a share of our common stock on the date of grant. Options have a term of five years and become exercisable as follows: 50% immediately on the date of grant and 100% upon the first anniversary of the grant date (provided that if our Board of Directors does not designate such individual as a nominee for election as a director at our first annual meeting of stockholders following the grant date, then the remainder of such option that has not yet vested will immediately vest). If a director ceases service on our Board of Directors for any reason other than death, then that portion of the option grant that is exercisable on the date the director ceases service will remain exercisable for a period of two years after such date. If the director’s service ceases by reason of the director’s death, then the option will remain exercisable by the director’s beneficiary for a period of two years after the date of the director’s death.

Stock Ownership Policy

The Board of Directors considers ownership of our common stock to be an important factor in aligning the interest of our directors with those of our stockholders. Our Board of Directors has established a Stock Ownership Policy for non-employee directors. The Stock Ownership Policy became effective January 1, 2012. Under the Stock Ownership Policy, non-employee directors are required to own shares of our common stock with a market value equal to at least three times the director’s then-current annual cash retainer. A director must satisfy the ownership requirements within five years from the date of the director’s appointment to the Board of Directors or five years from the effective date of the Stock Ownership Policy, whichever occurs later. Stock ownership can consist of shares owned directly by the director and deferred shares, but vested and unvested stock options and unvested restricted shares are not included. The value of our common stock held by directors is measured annually using the greater of the value of our common stock on the date when the shares were vested or purchased and the value of our common stock as of December 31 of the applicable year. Once the value of a director’s shares reaches the required market value, the director is deemed to have met the stock ownership requirements and must retain only the number of shares that were required to meet the stock ownership requirements as of the date the director first met the requirements. As of December 31, 2018, the last measurement date for compliance with the Stock Ownership Policy, all non-employee directors met the stock ownership requirements imposed by the Stock Ownership Policy.

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EXECUTIVE COMPENSATION

Executive Officers

Mr. Eberwein’s full biographical information is provided above under the heading “Nominees for Election at the Annual Meeting”.

Patrick Lyons, 55, became Chief Financial and Chief Accounting Officer of the Company in August 2015 with overall responsibility for the Company’s global accounting and finance functions. Having served for more than 25 years in professional services financial management and leadership roles, Mr. Lyons combines analytical rigor with hands-on execution focus, driving accountability and accuracy in financial reporting, cost control and profitability. Mr. Lyons joined the Company in 2006 and most recently served as Corporate Vice President of Planning. Prior to that, Mr. Lyons was Chief Financial Officer of the Company’s Americas region. Before joining the Company, Mr. Lyons held Chief Financial Officer roles at two staffing companies, Strategic Legal Resources and Adecco Staffing USA. In addition, Mr. Lyons worked for 9 years with the TNT Group as well as with Arthur Andersen where he qualified as a Chartered Accountant. Mr. Lyons holds a Bachelor of Commerce degree with honors and a postgraduate diploma in professional accounting from University College in Dublin, Ireland.

Summary Compensation Table

The following table sets forth certain information concerning the compensation earned for 2018 by (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) our former Chief Executive Officer. The persons named in the table are also referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation	All Other Compensation(5)		Total
Jeffrey Eberwein,	2018	$300,000	$0	$352,500	$0	$75,000	$0		$727,500
Chief Executive Officer (1)	2017	—	—	—	—	—	—		—
Patrick Lyons,	2018	$325,000	$0	$102,000	$0	$219,928	$6,229		$653,157
Chief Financial Officer and Chief Accounting Officer	2017	$325,000	$0	$60,000	$0	$250,848	$8,068		$643,916
Stephen A. Nolan,	2018	$150,000	$0	$0	$0	$0	$1,888,794	(6)	$2,038,794
Former Chief Executive Officer (2)	2017	$600,000	$0	$500,000	$0	$622,080	$0		$1,722,080

____________________

(1)	Mr. Eberwein was appointed as chief executive officer (principal executive officer) of our Company by the Board of Directors on April 1, 2018.

(2)	Mr. Nolan resigned as chief executive officer (principal executive officer) of our Company and his employment with our Company ended April 1, 2018.

(3)	The dollar amount shown reflects the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures) for all awards of restricted stock units granted during the relevant fiscal year. Assumptions used in the calculation of these amounts are included in Note 6 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Awards of restricted stock units that we granted in 2017 to our named executive officers are subject to performance conditions and service conditions as described below under “Outstanding Equity Awards at December 31, 2018.”

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(4)	The dollar amount shown reflects the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures) for all awards of stock options granted during the relevant fiscal year. Assumptions used in the calculation of these amounts are included in Note 6 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(5)	Consists only of our matching contributions under our 401(k) Savings Plan of $6,229 for Mr. Lyons. Certain personal benefits we provided to the named executive officers are not included in the table because the aggregate amount of such personal benefits for each named executive officer was less than $10,000.

(6)	The dollar amount shown reflects the payments due to Mr. Nolan upon his resignation from the Company and compensation paid to him pursuant to that certain consulting agreement, as discussed on page 18 of this proxy statement.

Disclosure Regarding Summary Compensation Table

Executive Employment Agreements

We have Executive Employment Agreements with each of our named executive officers currently employed with our Company and had, prior to his resignation on April 1, 2018, an Executive Employment Agreement with Mr. Nolan. These agreements were put in place to allow us to attract and retain key talent to our business. They are designed to provide reasonable financial security (in general, not exceeding one year’s salary and target bonus) to our executive officers in the event of certain kinds of separations from our Company, while providing our Company with appropriate releases from potential claims and commitments not to solicit our clients or employees during a set period.

The Executive Employment Agreements entitle our currently employed executives, and entitled Mr. Nolan prior to his resignation, to:

•	an annual base salary in the amount of at least $400,000 for Mr. Eberwein, $600,000 for Mr. Nolan and $325,000 for Mr. Lyons;

•	eligibility to receive an annual bonus as provided in our Senior Management Bonus Plan (equal to 25% of base salary for Mr. Eberwein, 90% of base salary for Mr. Nolan and 67% of base salary for Mr. Lyons);

•	eligibility to receive a grant of equity of our Company under our Senior Management Bonus Plan (117.5% of base salary for Mr. Eberwein, 90% of base salary for Mr. Nolan and as determined from time to time by the Compensation Committee for Mr. Lyons);

•	four weeks of vacation per year;

•	severance and health and dental benefits upon termination or non-renewal of employment;

•	severance and health and dental benefits upon a termination of employment after a change in control of our Company; and

•	other benefits of employment comparable to other senior management of our Company.

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Mr. Lyons is not entitled to an excise tax gross-up payment after a change in control of our Company under his employment agreement. However, upon a termination of the employment of Messrs. Eberwein or Lyons after a change in control of our Company, if any portion of the executive’s termination payment would constitute an “excess parachute payment,” then the termination payment made to the executive will either be made in full or made in the greatest amount such that no portion of the termination payment would be subject to the excise tax, whichever results in the receipt by the executive of the greatest benefit on an after-tax basis. Prior to his resignation, Mr. Nolan’s Executive Employment Agreement contained provisions similar to those discussed above for Messrs. Eberwein and Lyons. In connection with entering into the employment agreements, each of Messrs. Eberwein, Nolan and Lyons executed a Confidentiality, Non-solicitation and Work Product Assignment Agreement with us.

We have the right to terminate each executive’s employment at any time, subject to the provisions of the Executive Employment Agreements described below under “Potential Payments Upon Termination or Change in Control—Executive Employment Agreements.”

Consulting Agreement with Stephen A. Nolan

On April 1, 2018, in connection with Mr. Nolan’s resignation as chief executive officer and a director of our Company, our Company and Mr. Nolan entered into a consulting agreement. Pursuant to the consulting agreement, Mr. Nolan agreed to serve as a consultant to our Company to assist with certain transition matters from April 1, 2018 through June 30, 2018. In consideration for his services as a consultant, we paid Mr. Nolan $45,000 per month.

2018 Incentive Compensation Program

Our Compensation Committee annually sets bonus performance targets to help drive growth in our financial performance year-over-year. In May 2018, the Compensation Committee established the following specific adjusted EBITDA and corporate costs performance targets under the 2018 Incentive Compensation Program applicable for Mr. Lyons:

(a)	adjusted EBITDA (portion of bonus: 50%): achievement of an aggregated regional adjusted EBITDA (determined on a constant currency basis and before corporate cost allocation) threshold of $4.279 million and target of $6.114 million measured in dollars of adjusted EBITDA was required to earn 40% and 100% payouts, respectively. No bonus was payable for adjusted EBITDA performance below threshold. For adjusted EBITDA performance from 70% of target up to and including target, bonuses were payable on a pro rata basis from 40% to 100% based on dollars of adjusted EBITDA. For adjusted EBITDA performance exceeding target up to 150% of target, the executive officers would be paid bonuses on a pro rata basis between 100% up to a cap of 180%.

(b)	corporate costs (portion of bonus: 50%): achievement of a corporate costs threshold of $6.960 million and target of $6.328 million was required to earn 50% and 100% payouts, respectively. No bonus was payable for corporate costs performance below threshold. For corporate costs performance from 90% of target up to and including target, bonuses were payable on a pro rata basis from 50% to 100% based on dollars of corporate costs. For corporate costs performance exceeding target up to 120% of target, the executive officers would be paid bonuses on a pro rata basis between 100% up to a cap of 180%.

For 2018, our adjusted EBITDA performance, on a constant currency basis, was $4.96 million and our corporate cost performance was $5.687 million. As a result of our adjusted EBITDA performance and corporate costs performance relative to the 2018 bonus targets, Mr. Lyons received a bonus of $219,928.

For 2018, Mr. Eberwein received a bonus of $75,000 based on individual performance goals that were met for 2018. In order to obtain this bonus, Mr. Eberwein had to meet the following performance goals: (i) recruitment process outsourcing alignment and leadership plan and execution; (ii) client retention plan and execution; (iii) Board of Directors approved capital deployment strategy and execution; and (iv) operating cost reduction.

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Restricted Stock Units

The grants of restricted stock units made to our named executive officers in May 2018 vest based on performance conditions and service time conditions, as described below in Footnote 1 under “Outstanding Equity Awards at December 31, 2018.” See “Potential Payments Upon Termination or Change in Control—Restricted Stock Agreements” for a description of the terms of the restricted stock units triggered upon a termination of the employment of a named executive officer or a change in control of our Company.

Stock Ownership Guidelines

The Board of Directors has established a Stock Ownership Policy for senior management, including our named executive officers, and it is intended to further align the interests of management and stockholders. Under the Stock Ownership Policy, executives, other than the Chief Executive Officer, are required to own shares of our common stock with a value equal to at least one times their respective base salaries. The Chief Executive Officer must own shares of our common stock with a value equal to at least two times his annual base salary. An executive must satisfy the ownership requirements within five years of the date of the executive’s appointment to a position covered by the Stock Ownership Policy. Stock ownership can consist of shares owned directly by the executive, vested restricted shares, deferred shares, shares in the executive’s 401(k) account and shares owned through the Employee Stock Purchase Plan. Vested and unvested stock options, unvested restricted stock units and unvested restricted shares will not apply to the ownership level. The value of our common stock held by executives is measured annually using the greater of the value of our common stock on the date when the shares were vested or purchased and the value of our common stock as of December 31 of the applicable year. Once the value of an executive’s shares reaches the required market value, the executive will be deemed to have met the stock ownership requirements and must retain only the number of shares that were required meet the stock ownership requirements as of the date the executive first met the requirements. As of December 31, 2018, the last measurement date for compliance with the Stock Ownership Policy, the named executive officers continuing in office had not met their respective stock ownership requirements, but were on track to do so within the five-year prescribed period. No named executive officer continuing in office who had not met his stock ownership requirement sold shares or exercised options during 2018.

Benefits

We provide our employees with customary health care benefits and offer a defined contribution plan (401(k) plan) in lieu of a pension plan to eligible employees, including our named executive officers, who, if they meet the plan eligibility requirements, may elect to participate. Under our 401(k) plan, we have the discretion to make a matching contribution at the end of each plan year to each participant’s account in an amount up to 50% of the participant’s salary reduction contributions for the plan year, taking into account salary reduction contributions between 1% and 6% of the participant’s eligible compensation. Other than these savings programs, we provide no retirement benefits to employees or supplemental retirement benefits to our executive officers.

Perquisites

We provide no perquisites to our named executive officers as a group, and in 2018, we did not provide perquisites in an aggregate amount greater than $10,000 to any individual named executive officer.

Impact of Tax Treatment on Compensation

As a result of changes made by the Tax Cuts and Jobs Act, starting with compensation paid in 2018, Section 162(m) of the Code will limit us from deducting compensation, including performance-based compensation, in excess of $1 million paid to certain executive officers such as the chief executive officer, chief financial officer, or anyone who is among the three most highly compensated executive officers for any fiscal year. The only exception to this rule is for compensation that is paid pursuant to a binding contract in effect on November 2, 2017 that would have otherwise been deductible under the prior Section 162(m) rules.

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In addition, Section 409A of the Code provides, among other things, rules for when compensation may be deferred and when, if deferred, it may be paid. Our compensation plans and agreements are intended to be compliant with Section 409A.

Outstanding Equity Awards at December 31, 2018

The following table sets forth information on outstanding stock options, restricted stock and restricted stock unit awards held by the named executive officers at December 31, 2018, including the number of shares underlying both exercisable and unexercisable portions of each stock option, the exercise price and expiration date of each outstanding option and the market value of shares of restricted stock and restricted stock units that have not vested based on the closing market price for our common stock on December 31, 2018, the last business day of our fiscal year, of $1.35.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested
Jeffrey Eberwein	0	0	—	—	207,353	(1)(2)	$279,927
Stephen A. Nolan	0	0	—	—	[-]		$[-]
Patrick Lyons	0	0	—	—	114,270	(1)	$154,265

____________________

(1)	The shares of restricted stock units were granted on May 22, 2018 with the following vesting criteria:

50.0% of the Restricted Stock Units (the "Group EBITDA Restricted Stock Units") shall vest upon the determination by the Committee that the Company achieved for the year ending December 31, 2018 a 'target" Group EBITDA (as defined below) of $6.114 million; provided that 40.0% to 99.9% of the Group EBITDA Restricted Stock Units will vest if the Group EBITDA is between $4.279 million and $6.113 million (such vesting percentage determined pro rata for Group EBITDA achievement within such range), and a number of Units equal to 100.1% to 180.0% of the Group EBITDA Restricted Stock Units will vest (in the case of a number of Units up to 100.0% of the Group EBITDA Restricted Stock Units) or be granted (in the case of Units in excess of 100.0% of the Group EBITDA Restricted Stock Units) if the Group EBITDA is between $6.115 million and $9.171 million (such vesting percentage determined pro rata for Group EBITDA achievement within such range), subject in each case to satisfaction of the service vesting conditions; and provided further that any such newly granted Units in excess of 100.0% of the Group EBITDA Restricted Stock Units shall be deemed Restricted Stock Units subject to all of the terms and conditions of this Agreement; and

50.0% of the Restricted Stock Units (the "Corporate Costs Restricted Stock Units") shall vest upon the determination by the Committee that the Company achieved for the year ending December 31, 2018 a "target" Corporate Costs (as defined below) of $6.327 million; provided that 50% to 99.9% of the Corporate Costs Restricted Stock Units will vest if the Corporate Costs is between $6.960 million and $6.328 million (such vesting percentage determined pro rata for Corporate Costs achievement within such range), and a number of Units equal to 100.1% to 180.0% of the Corporate Costs Restricted Stock Units will vest (in the case of a number of Units up to 100.0% of the Corporate Costs Restricted Stock Units) or be granted (in the case of Units in excess of 100.0% of the Corporate Costs Restricted Stock Units) if the Corporate Costs is between $6.326 million and $5.062 million (such vesting percentage determined pro rata for Corporate Costs achievement within such range), subject in each case to satisfaction of the service vesting conditions; and provided further that any such newly granted Units in excess of 100.0% of the Corporate Costs Restricted Stock Units shall be deemed Restricted Stock Units subject to all of the terms and conditions of this Agreement.

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(2)	The shares of restricted stock units were granted on May 22, 2018 and will not vest until Mr. Eberwein ceases service to the Company.

Potential Payments Upon Termination or Change in Control

We have entered into agreements and maintain plans that require us to provide compensation to the named executive officers in the event of a termination of employment or a change in control of our Company. These agreements provide that a change in control of our Company will occur if, among other things, our stockholders approve the sale of substantially all of our assets. On March 20, 2018, at a special meeting of stockholders, our stockholders approved the sale of substantially all of our assets and, on March 31, 2018, a change in control of our Company occurred because we sold substantially all our Company’s assets upon completion of the sales of our recruitment and talent management businesses in each of Belgium, Europe (excluding Belgium) and Asia Pacific.

The amount of compensation that was paid to Mr. Nolan as a result of the change in control of our Company on March 31, 2018 and his termination for good reason from our Company on April 1, 2018 is listed in the table below. The value of the restricted stock payable to Mr. Nolan is based on our common stock valued at $1.93, the closing market price for our common stock as of April 2, 2018. The estimated amount of compensation payable to Messrs. Eberwein and Lyons in the event of a termination of employment or a change in control of our Company is listed in the table below, assuming that the termination and/or change in control of our Company occurred at December 31, 2018, the last business day of our fiscal year, and that our common stock is valued at $1.35, the closing market price for our common stock on December 31, 2018. Descriptions of the circumstances that would trigger payments or the provision of other benefits to these named executive officers, how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements and plans, and other material assumptions that we have made in calculating the estimated compensation, follow these tables.

Payments and Benefits to Stephen A. Nolan
	Termination by Executive for Good Reason	Change in Control and Termination by Executive for Good Reason
Severance	$600,000	$1,710,000
Health and Dental Insurance	$19,196	$28,794
Advisor Fees	$0	$15,000
Vesting of Restricted Stock	$0	$872,843
Vesting of Stock Options	$0	$0
Total	$619,196	$2,626,637

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Payments and Benefits to Jeffrey Eberwein
	Termination by Company for Cause or by Executive	Termination by Company Without Cause or by the Executive for Good Reason	Death	Disability	Change in Control	Change in Control and Termination by Company Without Cause or by Executive for Good Reason
Severance	$0	$0	$0	$0	$0	$500,000
Health and Dental Insurance	$0	$0	$0	$0	$0	$0
Advisor Fees	$0	$0	$0	$0	$0	$0
Vesting of Restricted Stock	$0	$279,927	$279,927	$0	$0	$279,927
Vesting of Stock Options	$0	$0	$0	$0	$0	$0
Total	$0	$279,927	$279,927	$0	$0	$779,927

Payments and Benefits to Patrick Lyons
	Termination by Company for Cause or by Executive	Termination by Company Without Cause	Death	Disability	Change in Control	Change in Control and Termination by Company Without Cause or by Executive for Good Reason
Severance	$0	$325,000	$0	$0	$0	$542,750
Health and Dental Insurance	$0	$19,497	$0	$0	$0	$19,497
Advisor Fees	$0	$0	$0	$0	$0	$0
Vesting of Restricted Stock	$0	$0	$154,265	$0	$0	$154,265
Vesting of Stock Options	$0	$0	$0	$0	$0	$0
Total	$0	$344,497	$154,265	$0	$0	$716,512

Executive Employment Agreements

We have Executive Employment Agreements with Messrs. Eberwein and Lyons. If the executive officer dies during the term of the Executive Employment Agreement, if we terminate the executive officer’s employment as a result of the executive officer’s disability or for cause, or if the executive officer voluntarily terminates employment with us then we will have no further obligation to the executive officer or his estate, except to pay base salary earned through the date of death or termination.

If we terminate the executive officer’s employment without cause or do not renew the executive officer’s employment agreement then, subject to the executive officer executing our then-current form of general release agreement, the executive officer will be entitled to receive (i) base salary earned through the date of termination, (ii) a severance payment equal to his then-current base salary for a period of up to twelve months following such termination made in equal installments on our regular pay dates, and (iii) our portion of the premiums for providing continued health and dental insurance benefits to the executive officer for up to twelve months after termination (with only the executive’s portion of such premiums deducted from the executive officer’s severance payment). The severance payment, plus accrued interest, will not be paid to the executive officer until six months after the executive officer’s termination, unless the severance payment is less than a certain amount, as prescribed by statute.

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After a change in control of our Company, if the executive officer’s employment is terminated by us other than by reason of death, disability or for cause or by the executive officer for good reason, then the executive officer is entitled to a lump-sum severance payment equal to the executive officer’s annual base salary immediately prior to termination, and the executive officer’s target annual bonus under our Senior Management Bonus Plan for the year in which the termination occurs, plus health and dental insurance benefits for a period of up to twelve months after termination. The Executive Employment Agreements provide that, upon a termination of employment after a change in control of our Company, if any portion of the executive’s termination payment would constitute an “excess parachute payment” then the termination payment made to the executive shall either be delivered in full or delivered in the greatest amount such that no portion of the termination payment would be subject to the excise tax, whichever results in the receipt by the executive of the greatest benefit on an after-tax basis. The Executive Employment Agreements do not provide for an excise tax gross-up payment.

The amounts set forth in the tables above for the named executive officers who have an Executive Employment Agreement assume that:

•	health and dental insurance benefits will continue for twelve months for Mr. Lyons after termination at the current cost per year for each executive officer;

•	for purposes of determining whether any excise tax is triggered, we would be able to overcome any presumption that restricted stock unit grants in 2018 were made in contemplation of a change in control pursuant to regulations issued under the Code; and

•	legal and accounting advisor fees are the maximum possible under the Executive Employment Agreements.

As a condition to entering into the Executive Employment Agreement, each executive officer agreed to keep confidential information of ours confidential and to return such information to us upon termination of employment, to not solicit for one year clients who we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed on the date of the executive officer’s termination.

The Executive Employment Agreements define the following terms:

•	“Cause” (other than under the Executive Employment Agreements with Mr. Eberwein) means:

•	the willful failure to perform, or gross negligence in, the performance of, the executive’s duties and obligations in any material respect or compliance with the reasonable and legal business directions of our Chief Executive Officer, following delivery to executive of a written notice from our Company which describes the basis for our Company’s reasonable belief that executive has not substantially performed executive’s duties and executive’s failure to remedy such performance concerns within 30 days;

•	executive’s willful failure to comply with a material employment policy or contractual obligation to our Company; or

•	executive’s commission of a felony, criminal dishonesty or fraud.

•	Under Mr. Eberwein’s Executive Employment Agreement, “cause” means:

•	the willful failure of the executive to perform the executive’s duties and obligations in any material respect, which failure is not cured within 30 days after receipt of written notice of such failure;

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•	intentional acts of dishonesty or willful misconduct by the executive with respect to us;

•	conviction of a felony or violation of any law involving dishonesty, disloyalty or fraud, or a pleading of guilty or nolo contendere to such charge;

•	repeated refusal to perform the reasonable and legal instructions of our Board of Directors;

•	any material breach of the agreement or the Confidentiality, Non-Solicitation and Work Product Assignment Agreement that the executive entered into with us;

•	failure to confirm compliance with our Code of Business Conduct and Ethics after ten days’ written notice requesting confirmation; or

•	any violation of the terms, including any non-competition, non-disclosure, non-solicitation or confidentiality provisions, of any written or oral agreement, arrangement or understanding to which the executive is a party or by which the executive is bound, other than his agreements with our Company.

•	“Change in control” means:

•	the consummation of a consolidation, merger, share exchange or reorganization involving us, except for certain transactions that do not result in another person acquiring control of us;

•	our stockholders approve a plan of complete liquidation or dissolution of us or an agreement for the sale of substantially all of our assets, other than sale of substantially all of our assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership immediately prior to such sale;

•	any person, with certain exceptions, is or becomes the beneficial owner of our securities representing more than 20% of our outstanding shares of common stock or combined voting power of our outstanding voting securities; or

•	individuals who were directors as of the date of the agreement and any new director whose appointment or election was approved or recommended by a vote of at least two-thirds of the directors then in office who were either directors on the date of agreement or whose appointment or election was previously so approved or recommended cease to constitute a majority of our directors.

•	“Disability” (defined only in the Executive Employment Agreement with Mr. Eberwein) in the means the executive is unable to perform the executive’s essential job duties and responsibilities due to mental or physical disability for a total of twelve weeks, whether consecutive or not, during any rolling twelve-month period.

•	“Good reason” (other than under the Executive Employment Agreement with Mr. Eberwein) means:

•	any breach of the Executive Employment Agreement by us, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that we remedy promptly after receipt of notice;

•	any reduction in the executive’s base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, in each case, relative to those most favorable to the executive in effect during the 180-day period prior to a change in control;

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•	the removal of the executive from, or failure to reelect or reappoint the executive to, any of the positions held with us on the date of a change in control or any other positions to which the executive is thereafter elected or appointed;

•	a good faith determination by the executive that there has been a material adverse change in the executive’s working conditions or status with us relative to the most favorable working conditions or status during the 180-day period prior to a change in control;

•	the relocation of the executive’s principal place of employment to a location more than 50 miles from the executive’s principal place of employment on the date 180 days prior to a change in control; or

•	we require the executive to travel on our business 20% in excess of the average number of days per month the executive was required to travel during the 180-day period prior to the change in control.

•	Under Mr. Eberwein’s Executive Employment Agreement, “good reason” prior to a change in control means:

•	any changes in the executive’s authority, duties and responsibilities which would result in the executive no longer being our Chief Executive Officer;

•	any material reduction of the executive’s salary, aggregate incentive compensation opportunities or aggregate benefits; or

•	a material breach of the Executive Employment Agreement by us.

Restricted Stock Agreements

When we make grants of restricted stock to our executive officers, including the named executive officers, we enter into Restricted Stock Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer or a change in control of our Company.

If an executive officer’s employment or service with us is terminated for any reason other than death, then the shares of restricted stock that have not yet become fully vested will automatically be forfeited.

If the executive officer’s employment terminates by reason of the executive officer’s death, then the shares of restricted stock that have not yet become fully vested as a result of a service vesting condition not being satisfied will automatically become fully vested and the restrictions imposed upon the restricted stock will immediately lapse, but only if and to the extent that the performance vesting conditions shall have been achieved on or prior to the date of such termination of employment.

For awards of restricted stock granted before November 6, 2015, effective upon a change in control of our Company, if the executive is employed by us or an affiliate of ours immediately prior to the date of such change in control, the shares of restricted stock will fully vest and the restrictions imposed upon the restricted stock will be immediately deemed to have lapsed. For awards of restricted stock granted beginning on November 6, 2015, effective upon a change in control of our Company, if the executive is employed by us or an affiliate of ours immediately prior to the date of such change in control and is subsequently terminated within 12 months following the date of such change in control, the shares of restricted stock will fully vest and the restrictions imposed upon the restricted stock will be immediately deemed to have lapsed. No named executive officer has any unvested restricted stock.

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As a condition to the grant of the restricted stock, the Restricted Stock Agreements provide that the executive officer will agree to keep confidential information of ours confidential during and after employment and to return such information to us upon termination of employment, not to solicit for one year clients to whom we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed as of the date of the executive officer’s termination. “Change in control” in the Restricted Stock Agreements has the same meaning set forth previously under “Executive Employment Agreements.”

Restricted Stock Unit Agreements

When we make grants of restricted stock units to our executive officers, including the named executive officers, we enter into Restricted Stock Unit Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer or a change in control of our Company.

If an executive officer’s employment or service with us is terminated for any reason other than death, then the restricted stock units that have not yet become fully vested will automatically be forfeited.

If the executive officer’s employment terminates by reason of the executive officer’s death, then the restricted stock units that have not yet become fully vested as a result of a service vesting condition not being satisfied will automatically become fully vested and the restrictions imposed upon the restricted stock units will immediately lapse, but only if and to the extent that the performance vesting conditions shall have been achieved on or prior to the date of such termination of employment.

For awards of restricted stock units granted beginning on March 10, 2016, effective upon a change in control of our Company, if the executive is employed by us or an affiliate of ours immediately prior to the date of such change in control and is subsequently terminated within 12 months following the date of such change in control, the restricted stock units will fully vest and the restrictions imposed upon the restricted stock units will be immediately deemed to have lapsed.

The amounts set forth in the tables above include the value attributable to unvested restricted stock units held, in the case of Mr. Nolan, valued at the closing market price of our common stock on April 2, 2018, the date Mr. Nolan received his previously unvested restricted stock units following his resignation from our Company on April 1, 2018, and, in the case of Messrs. Eberwein and Lyons, valued at the closing market price of our common stock on December 31, 2018, the last business day of our 2018 fiscal year.

As a condition to the grant of the restricted stock units, the Restricted Stock Units Agreements provide that the executive officer will agree to keep confidential information of ours confidential during and after employment and to return such information to us upon termination of employment, not to solicit for one year clients to whom we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed as of the date of the executive officer’s termination. “Change in control” in the Restricted Stock Units Agreements has the same meaning set forth previously under “Executive Employment Agreements.”

Stock Option Agreements

When we make grants of options to our executive officers, including the named executive officers, we enter into Stock Option Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer or a change in control of our Company.

If we terminate the executive officer’s employment for cause, then any option held by the executive officer will immediately terminate and cease to be exercisable. If an executive officer ceases to be employed by us for any reason other than death or for cause, then that portion of the option which is exercisable on the date of the executive officer’s termination of employment will remain exercisable for a period of six months after such date and the remaining portion of the option will automatically expire on such date. If the executive officer’s employment terminates by reason of the executive officer’s death, then the option will become fully vested and will remain exercisable by the executive officer’s beneficiary for a period of one year after the date of the executive officer’s death. Effective upon a change in control of our Company, the option will fully vest and will immediately become exercisable, except if our stockholders will receive capital stock of another corporation in connection with a change in control of our Company and our Board of Directors determines that the option will be converted into an option to purchase shares of such capital stock. No named executive officer has any unvested stock options.

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As a condition to the grant of the option, the Stock Option Agreements provide that the executive officer will agree to keep confidential information of ours confidential during and after employment and to return such information to us upon termination of employment, not to solicit for one year clients to whom we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed as of the date of the executive officer’s termination. “Cause” and “change in control” in the Stock Option Agreements have the same meanings set forth previously under “Executive Employment Agreements.”

COMPENSATION POLICIES AND PRACTICES AND RISK

We monitor and assess periodically our enterprise risks, including risks from our compensation policies and practices for our employees. Based on our periodic assessments, we believe that risks arising from our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on our Company.

Our compensation policies and practices also do not encourage the taking of excessive or inappropriate risks for several reasons, including:

•	salaries are generally targeted at median market levels for comparable companies;

•	cash bonuses are capped, except in extremely rare cases, and are determined using objective and subjective criteria;

•	equity awards have service, and usually performance, vesting requirements;

•	we have stock ownership guidelines for our executive officers;

•	we have a compensation recovery policy for our executive officers that provides our Company with authority to recoup certain compensation in the event of a financial restatement; and

•	we offer only customary benefits, such as health care and a defined contribution plan.

We believe these compensation policies and practices provide an appropriate balance between short-term and long-term incentives, encourage our employees to produce superior results for our Company without having to take excessive or inappropriate risks to do so, and continue to serve the best interests our Company and stockholders.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee’s function is more fully described in its written charter, which our Board of Directors has adopted and which the Audit Committee reviews on an annual basis. Our Board of Directors annually reviews the independence of the Audit Committee members under standards of independence for audit committee members established by the Nasdaq Global Select Market and the SEC. Our Board of Directors has determined that each member of the Audit Committee is independent under those standards.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Our independent registered public accounting firm, KPMG LLP, was responsible for performing an independent audit of the consolidated financial statements and effectiveness of internal control over financial reporting for the fiscal year ended December 31, 2018. KPMG LLP was also responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and the effectiveness of internal control over financial reporting.

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The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2018 and management’s assessment of internal control over financial reporting as of December 31, 2018, with our management and has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301 of the Public Company Accounting Oversight Board, Communications With Audit Committees, and Rule 2-07 of SEC Regulation S-X. In addition, KPMG LLP has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee has discussed with KPMG LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited financial statements and management’s report on its assessment of internal control over financial reporting be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Hudson Global, Inc. AUDIT COMMITTEE Ian V. Nash, Chairman Alan L. Bazaar Richard K. Coleman, Jr.

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PROPOSAL 2: APPROVAL OF RIGHTS AGREEMENT

On October 15, 2018, our Board of Directors declared a dividend to the Company’s stockholders of record as of the close of business on October 25, 2018 for each outstanding share of the Company’s common stock, of one right (a “Right”) to purchase one one-hundredth of a share of a new series of participating preferred stock of the Company. The terms of the Rights are set forth in the Rights Agreement, by and between the Company and Computershare Trust Company, N.A., as rights agent, dated as of October 15, 2018 (the “Rights Agreement”), the complete text of which is attached as Annex A to this proxy statement. The Rights Agreement requires stockholder approval to remain in effect after the annual meeting. Subject to limited exceptions, the Rights Agreement is generally designed to deter any person from acquiring shares of our common stock (or any interest therein) if the acquisition would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a “group” under the federal securities laws) beneficially owning 4.99% or more of our then-outstanding shares of common stock without the approval of the Board of Directors (an “Acquiring Person”).

The Board of Directors entered into the Rights Agreement in an effort to preserve the value of the Company’s significant U.S. net operating loss carryforwards (“NOLs”) and other tax benefits. The Company’s ability to utilize its NOLs may be substantially limited if the Company experiences an “ownership change” within the meaning of Section 382 of the Code. In general, an “ownership change” would occur if the percentage of the Company’s ownership by one or more “5-percent shareholders” (as defined in the Code) increases by more than 50 percent over the lowest percentage owned by such stockholders at any time during the prior three years. The Rights Agreement is designed to preserve the Company’s tax benefits by deterring transfers of common stock that could result in an “ownership change” under Section 382.

The Rights Agreement replaces the Company’s prior rights agreement designed to preserve the value of the Company’s NOLs, which was approved by stockholders in 2015 and expired in accordance with its terms in January 2018. The Company also has a provision in its Amended and Restated Certificate of Incorporation (the “Charter Provision”) which generally prohibits transfers of its common stock that could result in an ownership change. The Company believes that in light of the significant amount of the NOLs, it is advisable to adopt the Rights Agreement in addition to the Charter Provision.

Description of Rights Agreement

The following is a summary of the terms of the Rights Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, the complete text of which is attached as Annex A to this proxy statement. Please read the Rights Agreement in its entirety, as the discussion below is only a summary.

The Rights. If the Rights become exercisable, each Right would allow its holder to purchase from the Company one one-hundredth of a share of the Company’s Series B Junior Participating Preferred Stock (“Series B Preferred Stock”) for a purchase price of $3.50. Each fractional share of Series B Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of common stock. Prior to exercise, however, a Right does not give its holder any dividend, voting or liquidation rights.

Exercisability. The Rights will not be exercisable until the earlier of:

•	10 days after a public announcement by the Company that a person or group has become an Acquiring Person; and

•	10 business days (or a later date determined by the Board of Directors) after a person or group begins a tender or an exchange offer that, if completed, would result in that person or group becoming an Acquiring Person.

Until the date that the Rights become exercisable (the “Distribution Date”), common stock certificates will also evidence the Rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the Rights will separate from the common stock and be evidenced by Right certificates, which the Company will mail to all holders of Rights that have not become void.

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After the Distribution Date, if a person or group already is or becomes an Acquiring Person, all holders of Rights, except the Acquiring Person, may exercise their Rights upon payment of the purchase price to purchase shares of common stock (or other securities or assets as determined by the Board of Directors) with a market value of two times the purchase price (a “Flip-in Event”).

After the Distribution Date, if a Flip-in Event has already occurred and the Company is acquired in a merger or similar transaction, all holders of Rights, except the Acquiring Person, may exercise their Rights upon payment of the purchase price, to purchase shares of the acquiring or other appropriate entity with a market value of two times the purchase price of the Rights.

Rights may be exercised to purchase Series B Preferred Stock only after the Distribution Date occurs and prior to the occurrence of a Flip-in Event as described above. A Distribution Date resulting from the commencement of a tender offer or an exchange offer as described in the second bullet point above could precede the occurrence of a Flip-in Event, in which case the Rights could be exercised to purchase Series B Preferred Stock. A Distribution Date resulting from any occurrence described in the first bullet point above would necessarily follow the occurrence of a Flip-in Event, in which case the Rights could be exercised to purchase shares of common stock (or other securities or assets) as described above.

Exempted Persons and Exempted Transactions. The Board of Directors recognizes that there may be instances when an acquisition of common stock that would cause a stockholder to become an Acquiring Person may not jeopardize the availability of the Company’s tax benefits. Accordingly, the Rights Agreement grants discretion to the Board of Directors to designate a person as an “Exempt Person” or to designate a transaction involving common stock as an “Exempt Transaction.” An “Exempt Person” cannot become an Acquiring Person under the Rights Agreement. The Board of Directors can revoke an “Exempt Person” designation if it subsequently makes a contrary determination regarding whether a transaction by such person may jeopardize the availability of the Company’s tax benefits.

Expiration. The Rights will expire on the earliest of (i) October 15, 2021, the third anniversary of the date on which the Board of Directors authorized and declared a dividend of the Rights, or such earlier date as of which the Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of the Company’s tax benefits, (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, (iv) the effective time of the repeal of Section 382 of the Code if the Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of the Company’s tax benefits, (v) the first day of a taxable year to which the Board of Directors determines that no NOLs or other tax benefits may be carried forward, and (vi) the day following the certification of the voting results of the annual meeting, if stockholder ratification of the adoption of the Rights Agreement has not been obtained prior to that date.

Redemption. The Board of Directors may redeem all (but not less than all) of the Rights for a redemption price of $0.001 per Right at any time before the later of the Distribution Date and the date of the first public announcement or disclosure by the Company that a person or group has become an Acquiring Person. Once the Rights are redeemed, the right to exercise the Rights will terminate, and the only right of the holders of such Rights will be to receive the redemption price. The redemption price will be adjusted if the Company declares a stock split or issues a stock dividend on common stock.

Exchange. After the later of the Distribution Date and the date of the first public announcement by the Company that a person or group has become an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding common stock, the Board of Directors may exchange each Right (other than Rights that have become void) for one share of common stock or an equivalent security.

Anti-Dilution Provisions. The Board of Directors may adjust the purchase price of the Series B Preferred Stock, the number of shares of Series B Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the Series B Preferred Stock or common stock. No adjustments to the purchase price of less than one percent will be made.

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Amendments. Before the time the Rights cease to be redeemable, the Board of Directors may amend or supplement the Rights Agreement without the consent of the holders of the Rights, except that no amendment may decrease the redemption price below $0.001 per Right. At any time thereafter, the Board of Directors may amend or supplement the Rights Agreement to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Agreement, but only to the extent that those changes do not impair or adversely affect the interests of the holders of Rights and do not result in the Rights again becoming redeemable. The limitations on the Board of Director’s ability to amend the Rights Agreement does not affect the Board of Director’s power or ability to take any other action that is consistent with its fiduciary duties, including, without limitation, accelerating or extending the expiration date of the Rights, or making any amendment to the Rights Agreement that is permitted by the Rights Agreement or adopting a new rights agreement with such terms as the Board of Directors determines in its sole discretion to be appropriate.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the annual meeting (assuming a quorum is present) is required for the approval of the Rights Agreement. Consequently, broker non-votes will have no effect on the approval of the Rights Agreement, but abstentions will act as a vote against the approval of the Rights Agreement. Shares of common stock represented by executed, but unmarked, WHITE proxy cards will be voted “FOR” the approval of the Rights Agreement.

Our Board of Directors unanimously recommends that you vote “FOR” approval of the Rights Agreement.

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PROPOSAL 3: AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

On February 25, 2019, our Board of Directors unanimously approved, and recommended that our stockholders approve, an amendment to our Amended and Restated Certificate of Incorporation (the “Charter Amendment”), to effect a reverse stock split at a ratio of not less than one-for-five and not more than one-for-ten and a reduction of the number of authorized shares of common stock from 100,000,000 shares to 20,000,000 shares, with the exact ratio to be set within this range by our Board of Directors at its sole discretion (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split and the effective time of the Reverse Stock Split to be determined by the Board of Directors, in its sole discretion. If the stockholders approve the Reverse Stock Split, and the Board of Directors decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Standard Time, on a date to be determined by the Board of Directors that will be specified in the Charter Amendment (the “Effective Time”). If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the annual meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding common stock. The Reverse Stock Split will affect all holders of common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for minor changes that may result from the treatment of fractional shares, as described below. The Reverse Stock Split will not change the par value of our common stock and will not reduce the number of authorized shares of common stock. Outstanding shares of common stock resulting from the Reverse Stock Split will remain fully paid and non-assessable.

The text of the proposed Charter Amendment to effect the Reverse Stock Split is included as Annex B to this proxy statement. Any amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by our Board of Directors, within the range approved by our stockholders.

Criteria to Be Used for Decision to Apply the Reverse Stock Split

        If our stockholders approve the Reverse Stock Split, our Board of Directors will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the one-for-five to one-for-ten range, would be determined by our Board of Directors, in its sole discretion, and publicly announced by us prior to the Effective Time. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board of Directors will consider, among other things, factors such as:

•	Nasdaq’s minimum price per share requirements;

•	the historical trading prices and trading volume of our common stock;

•	the number of shares of our common stock outstanding;

•	the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•	business developments affecting us; and

•	prevailing general market and economic conditions.

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Reasons for the Reverse Stock Split

The Board of Directors believes that the increased market price of the common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. The Reverse Stock Split could allow a broader range of institutions to invest in our common stock, potentially increasing trading volume and liquidity of our common stock. The Reverse Stock Split could also help increase analyst and broker interest in our common stock as their policies can discourage them from following or recommending companies with low stock prices.

The Board of Directors (or any authorized committee of the Board of Directors) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder approval thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.

Procedure for Effecting Reverse Stock Split

If the Reverse Stock Split (which includes the corresponding reduction of the number of authorized shares of common stock) is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board of Directors will determine the exact timing of the filing of the Charter Amendment. We will then file the Charter Amendment, the form of which is attached hereto as Annex B, with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. All shares of our common stock that were issued and outstanding immediately prior to the Effective Time would automatically be converted into new shares of our common stock based on the Reverse Stock Split ratio. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the annual meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

As soon as practicable after the Effective Time of the Reverse Stock Split, stockholders of record on the record date would receive a letter from our transfer agent asking them to return the outstanding certificates representing pre-split shares of common stock, which would be cancelled upon receipt by our transfer agent, and new certificates representing the post-split shares of common stock would be sent to each of our stockholders. We will bear the costs of the issuance of the new stock certificates. Stockholders who hold uncertificated shares, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company’s transfer agent that indicates the number of shares owned in book-entry form.

Beginning after the effectiveness of the Reverse Stock Split, each certificate representing shares of pre-split common stock will be deemed for all corporate purposes to evidence ownership of post-split common stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Principal Effects of the Reverse Stock Split

If the Reverse Stock Split is approved and our Board of Directors elects to effect the Reverse Stock Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the Reverse Stock Split chosen by our Board of Directors.

Common Stock

With the exception of the number of shares issued and outstanding and any adjustment that may occur due to the provisions for the treatment of fractional shares, the rights and preferences of outstanding shares of common stock prior and subsequent to the Reverse Stock Split would remain the same. Holders of the Company’s common stock would continue to have no preemptive rights. Following the Reverse Stock Split, each full share of the Company’s common stock resulting from the Reverse Stock Split would entitle the holder thereof to one vote per share and would otherwise be identical to the shares of our common stock immediately prior to the Reverse Stock Split. Following the Reverse Stock Split, our common stock will continue to be listed on The Nasdaq Global Select Market, under the symbol “HSON,” although it would receive a new CUSIP number.

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Effects of the Reverse Stock Split on 2009 Incentive Stock and Awards Plan and Outstanding Equity Awards

If the Reverse Stock Split is implemented, the number and type of shares subject to the 2009 Incentive Stock and Awards Plan, as amended and restated, and outstanding awards and/or unexercised options exercisable for shares of common stock shall be adjusted by the Compensation Committee of the Board of Directors. The Compensation Committee may also make provision for a cash payment to the holder of such outstanding awards in exchange for the cancellation of the outstanding award.

Effects of the Reduction of Authorized Common Stock

We are currently authorized under our Amended and Restated Certificate of Incorporation to issue up to a total of 110,000,000 shares of capital stock, comprised of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock. If the Reverse Stock Split is approved and effected, it will reduce the total number of shares of common stock that we are authorized to issue from 100,000,000 shares of common stock to 20,000,000 shares of common stock. The decrease in the number of authorized shares of common stock would result in fewer shares of authorized but unissued common stock being available for future issuance for various purposes, including raising capital or making acquisitions. However, we believe that if the Reverse Stock Split is approved and effected, the amount of authorized but unissued shares of common stock and preferred stock will be sufficient for our future needs.

The Reverse Stock Split will not reduce the number of authorized shares of preferred stock or otherwise have any impact on the preferred stock.

Accounting Matters

As a result of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the common stock, will be credited with the amount by which the stated capital is reduced.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company will issue one full share of the post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share of common stock as a result of the Reverse Stock Split. Each holder of common stock will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split may result in or contribute towards an ownership change under Section 382 of the Code. If the Company were to undergo an ownership change under Section 382 of the Code, the Company’s ability to use its net operating loss carryovers incurred prior to the ownership change against income arising after the ownership change will be significantly limited. In general, an “ownership change” under Section 382 of the Code occurs with respect to the Company if, over a rolling three-year period, the Company’s “5-percent shareholders” increase their aggregate stock ownership by more than 50 percentage points over their lowest stock ownership during the rolling three-year period. Although we do not expect the Reverse Stock Split to result in an ownership change with respect to the Company, because we do not know the number of Company stockholders that may become “5-percent shareholders” as a result of the Reverse Stock Split, it is uncertain at this time whether the Reverse Stock Split will result in an ownership change or the extent to which the Reverse Stock Split may contribute towards an ownership change over the rolling three year period following the Reverse Stock Split.

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There can be no assurance that the Reverse Stock Split would have the desired effects on the common stock. The Board of Directors, however, believes that the abovementioned risks are off-set by the prospect that the Reverse Stock Split may, by increasing the per share price, make an investment in the common stock more attractive for certain investors.

No Going Private Transaction

Notwithstanding the decrease in the number of stockholders following any Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. The Company has no plan at the date of this proxy statement to take itself private.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

        The following discussion is a summary of the material U.S. federal income tax consequences of the Reverse Stock Split to us and to U.S. Holders (as defined below) that hold shares of our common stock as capital assets (i.e., for investment) for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of the Reverse Stock Split to vary substantially from the consequences summarized below. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.

        For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

        This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities or persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of the partnership (or other entity treated as a partnership) and a partner in the partnership will generally depend on the status of the partner and the activities of such partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split to them.

        The state and local tax consequences, alternative minimum tax consequences, non-U.S. tax consequences and U.S. estate and gift tax consequences of the Reverse Stock Split are not discussed herein and may vary as to each U.S. Holder. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. U.S. Holders should consult their own tax advisors to understand their individual federal, state, local, and foreign tax consequences.

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        Tax Consequences to the Company.    We believe that the Reverse Stock Split should constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Stock Split.

        Tax Consequences to U.S. Holders.    Subject to the discussion below regarding the receipt of a fractional share, a U.S. Holder generally should not recognize gain or loss as a result of the Reverse Stock Split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor (increased by the amount of gain or income recognized, if any, attributable to the rounding up of a fractional share, as discussed below). The U.S. Holder’s holding period in the shares of our common stock received pursuant to the Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor (except with respect to any fractional share of our common stock received, as discussed below). U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in such recapitalization. A U.S. Holder that acquired shares of our common stock on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period from shares of common stock surrendered in the Reverse Stock Split to shares received in the Reverse Stock Split.

        Each fractional share issued pursuant to the Reverse Stock Split that is attributable to the rounding up of fractional shares to the nearest whole number of shares may be treated for U.S. federal income tax purposes as a disproportionate distribution. If so treated, a U.S. Holder that receives a fractional share of our common stock attributable to the rounding up of a fractional share to the nearest whole number of shares should recognize dividend income in an amount equal to the fair market value of such fractional share to the extent of the Company’s current or accumulated earnings and profits, and to the extent that any portion of the distribution exceeds such current or accumulated earnings and profits, such portion will be treated as a return of tax basis and thereafter as gain from the sale or exchange. A U.S. Holder’s holding period in any such fractional share commences on the effective date of the Reverse Stock Split.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors reserves the right to not file the Charter Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing of the Charter Amendment with the Secretary of the State of the State of Delaware, even if this proposal is approved by our stockholders at the annual meeting. By voting in favor of this proposal, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, the proposed Charter Amendment if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares outstanding (assuming a quorum is present) is required for the approval of the Charter Amendment to effect the Reverse Stock Split. Both broker non-votes and abstentions will act as a vote against the Reverse Stock Split. Shares of common stock represented by executed, but unmarked, WHITE proxy cards will be voted “FOR” the Charter Amendment.

Our Board of Directors unanimously recommends that you vote “FOR” approval of the amendment to the Amended and Restated Certificate of Incorporation to effect a reverse stock split.

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Fees Paid to Our Independent Registered Public Accounting Firm

The following table presents fees billed for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 and fees billed for other services rendered by KPMG LLP during those periods.

	2018	2017
Audit fees(1)	$1,490,200	$1,476,400
Audit-related fees(2)	0	0
Tax fees(3)	0	0
All other fees(4)	0	0
Total fees	$1,490,200	$1,476,400

____________________

(1)	Audit fees consist of the aggregate fees billed for professional services rendered by KPMG LLP for the audit and review of financial statements and services provided in connection with statutory and regulatory filings (domestic and international).

(2)	None.

(3)	None.

(4)	None.

The Audit Committee has concluded that the provision of the non-audit services listed above was compatible with maintaining the independence of KPMG LLP, and all such services were approved by the Audit Committee.

The Audit Committee has established a policy regarding pre-approval of the audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee will not approve any service that will impair the independence of the independent registered public accounting firm. The pre-approval policy requires each audit service and each non-audit service in excess of $50,000 performed by the independent registered public accounting firm to receive the specific prior approval of the entire Audit Committee. The Chairman of the Audit Committee has authority to approve any non-audit service equal to or less than $50,000, and any subsequent fee adjustments which, in the aggregate for each non-audit service, are equal to or less than $15,000. Only if the cost of any audit or non-audit service exceeds by the greater of ten percent or $5,000 the amount previously approved by the Audit Committee or the Chairman of the Audit Committee must the Audit Committee or the Chairman of the Audit Committee give prior approval for the additional cost. The Chairman of the Audit Committee reports any approvals pursuant to such authority to the Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s pre-approval responsibilities to management. The independent registered public accounting firm must provide the Audit Committee or the Chairman of the Audit Committee with a description of each specific audit or non-audit service to be rendered and detailed documentation for any fee increase requests.

Representatives of KPMG LLP are expected to be available to answer appropriate questions from stockholders at the annual meeting and will have an opportunity to make a statement, if they desire to do so, during the annual meeting.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and any person beneficially owning more than 10% of our common stock to file reports concerning their ownership of our equity securities with the SEC. Based solely on a review of the copies of such forms furnished to us and on written representations that no Form 5 was required to be filed, we believe that, during the fiscal year ended December 31, 2018, we believe that all of our directors, executive officers and persons who beneficially owned more than 10% of our common stock timely complied with the Section 16(a) filing requirements, except that on August 15, 2018, Mr. Nash filed a Form 4 in connection with his grant of share units under the Company’s Director Deferred Share Plan on August 9, 2018.

OTHER MATTERS

Stockholder Proposals

Proposals which our stockholders intend to present at, and wish to have included in our proxy statement for, the 2020 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be delivered to our Corporate Secretary at our office located at 53 Forest Avenue, Old Greenwich, Connecticut 06870 by [________]. In addition, a stockholder who intends to present business, including nominating persons for election as directors, other than pursuant to Rule 14a-8 at the 2019 annual meeting must comply with the requirements set forth in our By-Laws. Among other things, to bring business before an annual meeting, a stockholder must give written notice of such business, complying with our By-Laws, to our Corporate Secretary not less than 45 days and not more than 75 days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Under our By-Laws, if we do not receive notice of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals stockholders intend to present at the 2020 annual meeting, but do not intend to include in our proxy statement for such meeting) on or after [____], 2020 and on or prior to [_____], 2020, then the notice will be considered untimely and we will not be required to present the proposal at the 2020 annual meeting.

Proxy Solicitation

We will pay all costs that we incur in connection with the solicitation of proxies for the annual meeting, including the costs of preparing, assembling, printing and mailing this proxy statement, the Notice of Annual Meeting of Stockholders, the WHITE proxy card and any additional solicitation material furnished to the stockholders. In addition to soliciting proxies by mail, certain of our officers and other employees may solicit proxies personally, by telephone or by electronic communication. Copies of the solicitation materials will be furnished to brokers, banks and other nominees holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. Although there is no formal agreement to do so, we may reimburse such brokers, banks and other nominees for their reasonable expenses in communicating with the persons for whom they hold our common stock. We have retained InvestorCom, LLC to aid in the solicitation at an estimated cost of $[_____] plus reimbursable out-of-pocket expenses. InvestorCom, LLC expects that approximately 25 of its employees will assist in the solicitation. Our aggregate expenses, including legal fees and the fees and expenses of InvestorCom, LLC are expected to be approximately $[_____], of which $ [____] has been incurred as of the date of this proxy statement.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to any of the proposals to be presented at the annual meeting, and the Company will not independently provide stockholders with any such right.

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Stockholders Sharing the Same Address

Pursuant to the rules of the SEC, services that deliver our communications to stockholders that hold their shares through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and proxy statement, unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, we will promptly deliver a separate copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 to stockholders and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders sharing an address who are currently receiving multiple copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 to stockholders and/or proxy statement may also request delivery of a single copy upon oral or written request. Stockholders may notify us of their requests by writing to Corporate Secretary, Hudson Global, Inc., 53 Forest Avenue, Old Greenwich, Connecticut 06870 or calling (212) 351-7400.

By Order of the Board of Directors HUDSON GLOBAL, INC. Jeffrey E. Eberwein Chief Executive Officer

Old Greenwich, Connecticut
[___], 2019

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HUDSON GLOBAL, INC.

ANNUAL MEETING OF STOCKHOLDERS – MAY 6, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Hudson Global, Inc., a Delaware corporation (the “Company”), hereby appoints Jeffrey E. Eberwein and Patrick Lyons, each with full power of substitution, as proxies, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company’s 2019 Annual Meeting of the Stockholders (the “Annual Meeting”) to be held on May 6, 2019, at 8:00 a.m., local time, at [●], and any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Company’s Board of Directors. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

The Board recommends a vote FOR the election of all of the listed nominees and FOR Proposals 2 and 3.

1.	Election of nominees named below to the Board of Directors of the Company.

☐ FOR ALL NOMINEES.

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐ FOR ALL EXCEPT

(See instructions below)

Nominees:	¡	Jeffrey E. Eberwein
	¡	Richard K. Coleman, Jr.
	¡	Ian V. Nash
	¡	Mimi Drake
	¡	Connia Nelson

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	To approve the Company’s Rights Agreement by and between the Company and Computershare Trust Company, N.A., a stockholder rights plan designed to preserve the value of the Company’s significant U.S. net operating loss carryforwards and other tax benefits.

FOR ☐    AGAINST ☐    ABSTAIN ☐

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect (a) a reverse stock split at a ratio not less than 1-for-5 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of our stockholders and with our Board of Directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and (b) a reduction of the number of authorized shares of common stock from 100,000,000 shares to 20,000,000 shares.

FOR ☐    AGAINST ☐    ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Corporate Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

See reverse side for additional instructions

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

DATE: ___________________
(Signature of Stockholder)

DATE: ___________________
(Signature of Stockholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNEX A

Rights Agreement

A-1

Rights Agreement

Dated as of October 15, 2018

By and Between

Hudson Global, Inc.

and

Computershare Trust Company, N.A.,

as Rights Agent

Page

1.	Certain Definitions	1

2.	Appointment of Rights Agent	7

3.	Issue of Right Certificates	7

4.	Form of Right Certificates	9

5.	Countersignature and Registration	10

6.	Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates	10

7.	Exercise of Rights; Purchase Price; Expiration Date of Rights	11

8.	Cancellation and Destruction of Right Certificates	13

9.	Company Covenants Concerning Securities and Rights	13

10.	Record Date	15

11.	Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights	15

12.	Certificate of Adjusted Purchase Price or Number of Securities	22

13.	Consolidation, Merger or Sale or Transfer of Assets or Earning Power	22

14.	Fractional Rights and Fractional Securities	25

15.	Rights of Action	26

16.	Agreement of Rights Holders	27

17.	Right Certificate Holder Not Deemed a Stockholder	27

18.	Concerning the Rights Agent	28

19.	Merger or Consolidation or Change of Name of Rights Agent	28

20.	Duties of Rights Agent	29

21.	Change of Rights Agent	31

22.	Issuance of New Right Certificates	32

23.	Redemption	32

i

(continued)

Page

24.	Exchange	33

25.	Notice of Certain Events	34

26.	Notices	35

27.	Supplements and Amendments	36

28.	Successors; Certain Covenants	37

29.	Benefits of This Agreement	37

30.	Governing Law	37

31.	Severability	37

32.	Descriptive Headings, Etc	37

33.	Determinations and Actions by the Board	38

34.	Process to Seek Exemption	38

35.	Suspension of Exercisability or Exchangeability	39

36.	Effective Time	40

37.	Counterparts	40

38.	Force Majeure	40

Exhibits

Certificate of Designation of Series B Junior Participating Preferred Stock		A-1

Form of Right Certificate		B-1

Summary of Rights to Purchase Preferred Stock		C-1

ii

RIGHTS AGREEMENT

This Rights Agreement, dated as of October 15, 2018 (this “Agreement”), is made and entered into by and between Hudson Global, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).

RECITALS:

WHEREAS, (i) the Company has generated Tax Benefits (as hereinafter defined) for United States federal income tax purposes; (ii) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury Regulations (as hereinafter defined) in order to preserve the ability to fully utilize such Tax Benefits; and (iii) in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on October 15, 2018, the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one right (a “Right”) in respect of each of the Company’s Common Shares (as hereinafter defined) outstanding as of the Close of Business (as hereinafter defined) on October 25, 2018 (the “Record Date”), each Right initially representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), on the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 22.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree as follows:

1.                  Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)                “Acquiring Person” means any Person (other than the Company, any Related Person or any Exempt Person) who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares; provided, however, that (i) any Person who would otherwise constitute an Acquiring Person as of 4:00 p.m., New York City time, on the date of this Agreement (the “Effective Time”), will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than (1) pursuant to any agreement or regular-way purchase order for Common Shares that is in effect on or prior to the Effective Time and consummated in accordance with its terms after the Effective Time or (2) as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares becomes an Affiliate or Associate of such Person, provided that the exclusion in this clause (i) shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, ceases to Beneficially Own 4.99% or more of the then-outstanding Common Shares, (ii) a Person will not be deemed to have become an Acquiring Person solely as a result of a reduction in the number of Common Shares outstanding unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person, and in either such case, such Person, together with all Affiliates and Associates of such Person, shall thereafter be the Beneficial Owner of 4.99% or more of the outstanding Common Shares and (iii) a Person will not be deemed to have become an Acquiring Person solely as a result of an Exempt Transaction unless and until such time as (A) such Person or any Affiliate or Associate of such Person thereafter becomes the Beneficial Owner of any additional Common Shares, other than as a result of a stock dividend, rights dividend, stock split or similar transaction effected by the Company in which all holders of Common Shares are treated equally, or (B) any other Person who is the Beneficial Owner of Common Shares thereafter becomes an Affiliate or Associate of such Person, and in either such case, such Person, together with all Affiliates and Associates of such Person, shall thereafter be the Beneficial Owner of 4.99% or more of the outstanding Common Shares. Notwithstanding the foregoing, if (1) the Board determines in good faith that a Person who would otherwise be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently and (2) such Person has divested, divests as promptly as practicable or agrees in writing with the Company to divest, a sufficient number of Common Shares so that such Person is not or would no longer be an “Acquiring Person” as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(b)               “Affiliate” and “Associate” mean, with respect to any Person, any other Person (other than a Related Person or an Exempt Person) whose Common Shares would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with Common Shares owned by such first Person pursuant to the provisions of the Code or the Treasury Regulations, provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(c)                “Agreement” has the meaning set forth in the Preamble to this Agreement.

(d)               A Person will be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:

(i)                 which such Person actually owns, directly or indirectly, or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including any coordinated acquisition of securities by any Persons who have a formal or an informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder));

(ii)               which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, as in effect on the date of this Agreement;

(iii)             which such Person or any of such Person’s Affiliates or Associates has (A) the right or ability to vote, cause to be voted or control or direct the voting of pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on a statement on Schedule 13D under the Exchange Act (or any comparable or successor report) or (B) the right or the obligation to become the Beneficial Owner (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of conditions or the satisfaction of regulatory requirements) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock-borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or an exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange;

(iv)             which are Beneficially Owned (within the meaning of the preceding subsections of this Section 1(d)), directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting or disposing of any securities of the Company; or

(v)               which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of Common Shares in respect of such Derivative Position that is specified in (A) one or more filings with the SEC by such Person or any of such Person’s Affiliates or Associates or (B) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (A) or (B) is greater), or if no such number of Common Shares is specified in such filings or documentation (or such documentation is not available to the Board), as determined by the Board in its reasonable discretion.

(e)                “Board” has the meaning set forth in the Recitals to this Agreement.

(f)                “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or New Jersey are authorized or obligated by law or executive order to close.

(g)               “Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.

(h)               “Code” has the meaning set forth in the Recitals to this Agreement.

(i)                 “Common Shares”, when used with reference to the Company, means the shares of common stock, par value $0.001 per share, of the Company; provided, however, that if the Company is the continuing or surviving corporation in a transaction described in Section 13(a)(ii), “Common Shares”, when used with reference to the Company, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of the Company. “Common Shares”, when used with reference to any corporation or other legal entity other than the Company, including an Issuer, means shares of the capital stock or units of the equity interests with the greatest aggregate voting power of such corporation or other legal entity.

(j)                 “Company” has the meaning set forth in the Preamble to this Agreement.

(k)               “current market price” has the meaning set forth in Section 11(d)(i).

(l)                 “Derivative Position” means any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index), whether or not presently exercisable, that has an exercise or a conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Shares or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Shares and that increases in value as the market price or value of the Common Shares increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Shares, in each case regardless of whether (i) it conveys any voting rights in such Common Shares to any Person, (ii) it is required to be, or capable of being, settled through delivery of Common Shares or (iii) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.

(m)             “Distribution Date” means the earlier of: (i) the Close of Business on the tenth calendar day following the Share Acquisition Date (or, if the tenth calendar day following the Share Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement of a tender or an exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares.

(n)               “equivalent common shares” has the meaning set forth in Section 11(a)(iii).

(o)               “equivalent preferred shares” has the meaning set forth in Section 11(a)(iii).

(p)               “Effective Time” has the meaning set forth in Section 1(a).

(q)               “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)                 “Exchange Ratio” has the meaning set forth in Section 24(a).

(s)                “Exemption Request” has the meaning set forth in Section 34(a).

(t)                 “Exempt Person” means a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.99% or more of the then-outstanding Common Shares will not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of any income tax benefit, provided, however, that such a Person will cease to be an Exempt Person if the Board makes a contrary determination in its sole discretion with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person), regardless of the reason for such contrary determination.

(u)               “Exempt Transaction” means any transaction that the Board determines, in its sole discretion, is exempt for purposes of this Agreement.

(v)               “Exercise Value” has the meaning set forth in Section 11(a)(iii).

(w)             “Expiration Date” means the earliest of (i) the Close of Business on October 15, 2021, which is the third anniversary of the date on which the Board authorized and declared a dividend distribution of the Rights, or such earlier date as of which the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which all exercisable Rights are exchanged as provided in Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor or replacement provision if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the certification of the voting results of the Company’s 2019 annual meeting of stockholders, if Stockholder Approval has not been obtained prior to such date.

(x)               “Flip-in Event” means the event described in Section 11(a)(ii).

(y)               “Flip-over Event” means any event described in clauses (i), (ii) or (iii) of Section 13(a).

(z)                “Issuer” has the meaning set forth in Section 13(b).

(aa)            “Person” means any individual, firm, corporation, partnership, limited liability company, limited partnership, trust or other entity, including any group thereof making a “coordinated acquisition” of shares or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and includes any successor (by merger or otherwise) of such entity, but will not include a Public Group (as such term is defined in Section 1.382.2T(f)(13) of the Treasury Regulations).

(bb)           “Preferred Shares” means shares of Series B Junior Participating Preferred Stock, par value $0.001 per share, of the Company having substantially the rights and preferences set forth in the form of Certificate of Designation of Series B Junior Participating Preferred Stock attached as Exhibit A.

(cc)            “Purchase Price” means initially $3.50 per one one-hundredth of a Preferred Share, subject to adjustment from time to time as provided in this Agreement.

(dd)          “Record Date” has the meaning set forth in the Recitals to this Agreement.

(ee)            “Redemption Price” means $0.001 per Right, subject to adjustment by resolution of the Board to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.

(ff)             “Related Person” means (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan.

(gg)           “Requesting Person” has the meaning set forth in Section 34(a).

(hh)           “Right” has the meaning set forth in the Recitals to this Agreement.

(ii)               “Right Certificates” means certificates evidencing the Rights, in substantially the form attached as Exhibit B.

(jj)               “Rights Agent” means Computershare Trust Company, N.A., unless and until a successor Rights Agent has become such pursuant to the terms of this Agreement, and thereafter, “Rights Agent” means such successor Rights Agent.

(kk)           “Securities Act” means the Securities Act of 1933, as amended.

(ll)               “SEC” means the U.S. Securities and Exchange Commission.

(mm)       “Share Acquisition Date” means the first date of public announcement by the Company or an Acquiring Person (by press release, filing made with the SEC or otherwise) that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.

(nn)           “Stockholder Approval” means the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Shares of the Company entitled to vote (excluding the vote of any Acquiring Person) that are present in person or represented by proxy and actually voted on the proposal to approve this Agreement, at a duly called meeting of stockholders of the Company (or any adjournment or postponement thereof) at which a quorum is present.

(oo)           “Subsidiary”, when used with reference to any Person, means any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person; provided, however, that for purposes of Section 13(b), “Subsidiary”, when used with reference to any Person, means any corporation or other legal entity of which at least 20% of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

(pp)           “Summary of Rights” has the meaning set forth in Section 3(a).

(qq)           “Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any “net unrealized built-in loss” within the meaning of Section 382 of the Code or any successor or replacement provision, of the Company or any direct or indirect subsidiary thereof.

(rr)              “Trading Day” means any day on which the principal national securities exchange or quotation system on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or quotation system, a Business Day.

(ss)             “Treasury Regulations” means final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

(tt)              “Triggering Event” means any Flip-in Event or Flip-over Event.

(uu)           “Trust” has the meaning set forth in Section 24(a).

(vv)           “Trust Agreement” has the meaning set forth in Section 24(a).

2.                  Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint co-rights agents as it may deem necessary or desirable, upon 10 days’ prior written notice to the Rights Agent, setting forth the respective duties of the Rights Agent and any co-rights agent. In the event that the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent(s) shall be as the Company shall determine and the Company shall provide written notice thereof to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.

3.                  Issue of Right Certificates. (a) Until the Distribution Date, (i) the Rights will be evidenced by the certificates representing Common Shares registered in the names of the record holders thereof or, in the case of uncertificated Common Shares registered in book entry form, by notation in accounts reflecting the ownership of such Common Shares (which certificates and uncertificated Common Shares, as applicable, will also be deemed to be Right Certificates), (ii) the Rights will be transferable only in connection with the transfer of the underlying Common Shares, and (iii) the transfer of any Common Shares in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such Common Shares. On the Record Date, or as soon as practicable thereafter, the Company will send a copy of the Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit C (the “Summary of Rights”), by first-class mail, postage-prepaid, to each record holder of Common Shares as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof, together with the Summary of Rights.

(b)               Rights will be issued by the Company in respect of all Common Shares (other than Common Shares issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates evidencing such Common Shares will have stamped on, impressed on, printed on, written on, or otherwise affixed to them the following legend, or such similar legend in substantially the form as follows, as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Common Shares may from time to time be listed or quoted, or to conform to usage:

This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Hudson Global, Inc. and Computershare Trust Company, N.A. (or any successor Rights Agent), as Rights Agent, dated as of October 15, 2018 (as it may be amended or supplemented from time to time, the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Hudson Global, Inc. The Rights are not exercisable prior to the occurrence of certain events as specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this Certificate. Hudson Global, Inc. will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after its receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were Beneficially Owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

With respect to any uncertificated Common Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. Notwithstanding the provisions of this Section, neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of Rights.

(c)                Any Right Certificate issued pursuant to this Section 3 that represents Rights Beneficially Owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate and any Right Certificate issued pursuant to Section 6 or 11 hereof upon the transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall be subject to and contain the following legend, or such similar legend in substantially the form as follows, as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage:

The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) or Section 13 of the Rights Agreement.

(d)               As promptly as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date as set forth herein, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (or, the Rights Agent will, if requested in writing to do so by the Company and provided with all necessary and relevant information and documentation, in form and substance reasonably satisfactory to the Rights Agent, send), by first-class, insured, postage prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for such Common Shares, a Right Certificate evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of, and after, the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing within two Business Days.

(e)                In the event that the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares will be deemed canceled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares so purchased or acquired.

4.                  Form of Right Certificates. The Right Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) will be substantially in the form attached as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon, as the Company may deem appropriate (but which will not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent hereunder) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 22, the Right Certificates, whenever issued, on their face will entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as is set forth therein at the Purchase Price set forth therein, but the Purchase Price, the number and kind of securities issuable upon the exercise of each Right and the number of Rights outstanding will be subject to adjustment as provided herein.

5.                  Countersignature and Registration. (a) The Right Certificates will be executed on behalf of the Company by its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and will have affixed thereto the Company’s seal or a facsimile thereof, which will be attested to by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates will be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile signature, and will not be valid for any purpose unless so countersigned. In case any officer of the Company who signed any of the Right Certificates ceases to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer. In case any authorized signatory of the Rights Agent who has countersigned any Right Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Right Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificate had not ceased to be an authorized signatory of the Rights Agent; and any Right Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, is properly authorized to countersign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not so authorized.

(b)               Following the Distribution Date, upon receipt by the Rights Agent of notice to that effect and all other relevant information and documentation as referred to in Section 3(d), the Rights Agent will keep or cause to be kept, at the office of the Rights Agent designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

6.                  Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of Sections 7(d) and 14, at any time after the Close of Business on the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates representing exercisable Rights may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Right Certificate or Right Certificates must make such request in a writing delivered to the Rights Agent and must surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, along with a signature guarantee (if required) and such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder has properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and has provided such additional evidence, as the Company or the Rights Agent may reasonably request, of the identity of the Beneficial Owner (or former Beneficial Owner), any Affiliates or Associates of such Beneficial Owner, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of securities of the Company. Thereupon or as promptly as practicable thereafter, subject to the provisions of Sections 7(d) and 14, the Company will prepare, execute and deliver to the Rights Agent, and the Rights Agent will countersign and deliver to the Person entitled thereto, a Right Certificate or Right Certificates, as the case may be, as so requested. Pursuant to this Agreement, the Company or the Rights Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Agreement that requires the payment of such taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid, and the Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice.

(b)               Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, along with such other and further documentation as the Company or the Rights Agent may reasonably request, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will prepare, execute and deliver a new Right Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7.                  Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date and prior to the Expiration Date, upon the surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed, if required), to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment in cash, in lawful money of the United States of America, by certified check or bank draft payable to the order of the Company, equal to the sum of (i) the exercise price for the total number of securities as to which such surrendered Rights are exercised and (ii) an amount equal to any applicable tax and/or charge required to be paid by the holder of such Right Certificate in accordance with the provisions of Section 9(d). Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate upon the earlier to occur of (x) the Expiration Date and (y) such time as all outstanding Rights have been exercised, redeemed or exchanged pursuant to the terms of this Agreement.

(b)               Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment as described above, the Rights Agent will promptly (i) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates representing the number of one one-hundredths of a Preferred Share to be purchased or, in the case of uncertificated shares or other securities, requisition from any transfer agent therefor a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), or, if the Company elects to deposit Preferred Shares issuable upon the exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or notices or depositary receipts, as the case may be), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (iii) when necessary to comply with this Agreement, requisition from the Company or any transfer agent therefor (or make available, if the Rights Agent is the transfer agent) certificates representing the number of equivalent common shares (or, in the case of uncertificated shares, a notice of the number of equivalent common shares for which registration will be made on the stock transfer books of the Company) to be issued in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (iv) when necessary to comply with this Agreement, after receipt of such certificates or notices, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (v) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 14 or in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (vi) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate, and (vii) when necessary to comply with this Agreement, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Right Certificate as provided in Section 11(l).

(c)                Except as otherwise provided herein, in case the registered holder of any Right Certificate properly exercises less than all of the Rights evidenced thereby, the Company will prepare, execute and deliver a new Right Certificate evidencing the Rights remaining unexercised and the Rights Agent will countersign and deliver such new Right Certificate to the registered holder of such Right Certificate or to his, hers or its duly authorized assigns, subject to the provisions of Section 14.

(d)               Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company will be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Right Certificate pursuant to Section 6 or exercise of a Right Certificate as set forth in this Section 7 unless the registered holder of such Right Certificate has (i) properly completed and duly executed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may reasonably request.

8.                  Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange will, if surrendered to the Company or to any of its stock transfer agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, will be canceled by it, and no Right Certificates will be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent will deliver all canceled Right Certificates to the Company, or will, at the written request of the Company, destroy such canceled Right Certificates, and in such case will deliver a certificate of destruction thereof to the Company.

9.                  Company Covenants Concerning Securities and Rights. The Company covenants and agrees that:

(a)                It will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, a number of Preferred Shares that will be sufficient to permit the exercise pursuant to Section 7 of all outstanding Rights.

(b)               So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable upon the exercise of the Rights may be listed on a national securities exchange or quoted on a quotation system, it will endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange or quoted on such system, upon official notice of issuance upon such exercise.

(c)                It will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered (or evidenced by registration on the stock transfer books of the Company) upon the exercise of Rights, at the time of delivery of the certificates for (or registration of) such securities, will be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and non-assessable securities.

(d)               It will pay when due and payable any and all transfer taxes and/or charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing securities issued upon the exercise of Rights (or, if such securities are uncertificated, the registration of such securities on the stock transfer books of the Company); provided, however, that the Company will not be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing (or the registration of) securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates, depositary receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax or charge is due.

(e)                It will use its best efforts (i) to file on an appropriate form, as soon as practicable following the later of the Share Acquisition Date and the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective. Upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. In addition, if the Company determines that a registration statement should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding anything in this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

(f)                In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Sections 11, 13, 14 or 24, it will make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when appropriate.

10.              Record Date. Each Person in whose name any certificate representing Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued (or in which such securities are registered upon the stock transfer books of the Company) upon the exercise of Rights will for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate (or registration) will be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price and all applicable transfer taxes and/or charges was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are closed, such Person will be deemed to have become the record holder of such securities on, and such certificate (or registration) will be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate will not be entitled to any rights of a holder of any security for which the Rights are or may become exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and will not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11.              Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights. The Purchase Price, the number and kind of securities issuable upon the exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)                (i) In the event that the Company at any time after the Record Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides the outstanding Preferred Shares, (C) combines the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and/or the number and/or kind of shares of capital stock issuable on such date upon the exercise of a Right, will be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive upon payment of the Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Preferred Shares were open, the holder of such Right would have owned upon such exercise (and, in the case of a reclassification, would have retained after giving effect to such reclassification) and would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) or Section 13, the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii) or Section 13.

(ii)               Subject to the provisions of Section 24, if any Person becomes an Acquiring Person, then from and after the later of the Distribution Date and the Share Acquisition Date, proper provision will be made so that each holder of a Right, except as provided below, will thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), in lieu of Preferred Shares, such number of Common Shares as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), and dividing that product by (y) 50% of the current per share market price of the Common Shares (as determined pursuant to Section 11(d)) on the date of the occurrence of such Flip-in Event. Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the occurrence of a Flip-in Event pursuant to either (1) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (2) a transfer which the Board has determined is part of a plan, an arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but will have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. Upon the occurrence of a Flip-in Event, no Right Certificate that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will thereafter be issued pursuant to Section 3 or Section 6, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this Section 11(a)(ii) will be canceled. Upon the occurrence of a Flip-over Event, any Rights that shall not have been previously exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only pursuant to Section 13 and not pursuant to this Section 11(a)(ii).

(iii)             Upon the occurrence of a Flip-in Event, if there are not sufficient Common Shares authorized but unissued or issued but not outstanding to permit the issuance of all Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right, the Board will use its best efforts to promptly authorize and, subject to the provisions of Section 9(e), make available for issuance additional Common Shares or other equity securities of the Company having equivalent voting rights and an equivalent value (as determined in good faith by the Board) to the Common Shares (for purposes of this Section 11(a)(iii), “equivalent common shares”). In the event that equivalent common shares are so authorized, upon the exercise of a Right in accordance with the provisions of Section 7, the registered holder will be entitled to receive (A) Common Shares, to the extent any are available, and (B) a number of equivalent common shares, which the Board has determined in good faith to have a value equivalent to the excess of (x) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of all Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right (the “Exercise Value”) over (y) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of any Common Shares available for issuance upon the exercise of such Right; provided, however, that if at any time after 90 calendar days after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of the most recent Flip-in Event, there are not sufficient Common Shares and/or equivalent common shares available for issuance upon the exercise of a Right, then the Company will be obligated to deliver, upon the surrender of such Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), equivalent common shares (to the extent available) and then cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a party in effect immediately prior to the Share Acquisition Date), which securities and cash have an aggregate value equal to the excess of (1) the Exercise Value over (2) the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of the most recent Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right would have been exercisable immediately prior to the date of the occurrence of such Flip-in Event if no other Flip-in Event had previously occurred). To the extent that any legal or contractual restrictions prevent the Company from paying the full amount of cash payable in accordance with the foregoing sentence, the Company will pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis and will continue to make payments on a pro rata basis as promptly as funds become available until the full amount due to each such holder of Rights has been paid.

(b)               In the event that the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having equivalent rights, privileges and preferences as the Preferred Shares (for purposes of this Section 11(b), “equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price, and the denominator of which is the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration will be as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company will not be deemed outstanding for the purposes of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price will be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)                In the event that the Company fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in Preferred Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date will be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which the Preferred Shares begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which is such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon the exercise of one Right. Such adjustments will be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price will again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)               (i) For the purposes of any computation hereunder, the “current per share market price” of Common Shares on any date will be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price will be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per equivalent common share. The closing price for each day will be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated quotation system with respect to securities listed or admitted to trading on The NASDAQ Stock Market LLC or, if the Common Shares are not listed or admitted to trading on The NASDAQ Stock Market LLC, as reported in the principal consolidated quotation system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board. If the Common Shares are not publicly held or not so listed or traded, or are not the subject of available bid and asked quotes, “current per share market price” will mean the fair value per share as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent.

(ii)               For the purposes of any computation hereunder, the “current per share market price” of the Preferred Shares will be determined in the same manner as set forth above for the Common Shares in Section 11(d)(i), other than the last sentence thereof. If the current per share market price of the Preferred Shares cannot be determined in the manner provided above, the “current per share market price” of the Preferred Shares will be conclusively deemed to be an amount equal to the current per share market price of the Common Shares multiplied by one hundred (as such number may be appropriately adjusted to reflect events, such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, or the subject of available bid and asked quotes, “current per share market price” of the Preferred Shares will mean the fair value per share as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-hundredth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by one hundred.

(e)                Except as set forth below, no adjustment in the Purchase Price will be required unless such adjustment would require an increase or a decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 will be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of a Common Share or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 will be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f)                If, as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than Preferred Shares, thereafter the number and/or kind of such other securities so receivable upon the exercise of any Right (and/or the Purchase Price in respect thereof) will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares (and the Purchase Price in respect thereof) will apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g)               All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder will evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share issuable from time to time hereunder upon the exercise of the Rights, all subject to further adjustment as provided herein.

(h)               Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share issuable upon the exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)                 The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company will make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, will be at least 10 calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company will, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to the provisions of Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, will cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all Rights to which such holders are entitled after such adjustment. Right Certificates so to be distributed will be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and will be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)                 Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Right Certificates issued hereunder.

(k)               Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares or below the then par value, if any, of any other securities of the Company issuable upon the exercise of the Rights, the Company will take any corporate action which may, based on the advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares or such other securities, as the case may be, at such adjusted Purchase Price.

(l)                 In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise over and above the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional Preferred Shares or other securities upon the occurrence of the event requiring such adjustment.

(m)             Notwithstanding anything in this Agreement to the contrary, the Company will be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of Preferred Shares at less than the current per share market price therefor, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares is not taxable to such stockholders.

(n)               Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date, but prior to the Distribution Date (i) pays a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares, (iii) combines the outstanding Common Shares into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, will be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event equals the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which is the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

12.              Certificate of Adjusted Purchase Price or Number of Securities. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company will promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such certificate, and (c) if such adjustment is made after the Distribution Date, mail a brief summary of such adjustment to each holder of a Right Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustments or statements therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any such adjustment or any such event unless and until it shall have received such a certificate.

13.              Consolidation, Merger or Sale or Transfer of Assets or Earning Power. (a) In the event that:

(i)                 at any time after a Person has become an Acquiring Person, the Company consolidates with, or merges with or into, any other Person and the Company is not the continuing or surviving corporation of such consolidation or merger; or

(ii)               at any time after a Person has become an Acquiring Person, any Person consolidates with the Company, or merges with or into the Company, and the Company is the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all, or part, of the Common Shares are changed into or exchanged for stock or other securities of any other Person or cash or any other property; or

(iii)             at any time after a Person has become an Acquiring Person, the Company, directly or indirectly, sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers), in one or more transactions, assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing in the aggregate more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly owned Subsidiaries; then, and in each such case, proper provision will be made so that from and after the latest of the Distribution Date, the Share Acquisition Date, and the date of the occurrence of such Flip-over Event: (A) each holder of a Right thereafter has the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the Share Acquisition Date, such number of duly authorized, validly issued, fully paid, non-assessable and freely tradeable Common Shares of the Issuer, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the Share Acquisition Date and dividing that product by (y) 50% of the current per share market price of the Common Shares of the Issuer (as determined pursuant to Section 11(d)), on the date of the occurrence of such Flip-over Event; (B) the Issuer will thereafter be liable for, and will assume, by virtue of the occurrence of such Flip-over Event, all obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” will thereafter be deemed to refer to the Issuer; and (D) the Issuer will take such steps (including, without limitation, the reservation of a sufficient number of its Common Shares to permit the exercise of all outstanding Rights) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be possible, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

(b)               For the purposes of this Section 13, “Issuer” means (i) in the case of any Flip-over Event described in Sections 13(a)(i) or (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in Section 13(a)(ii) above), and (ii) in the case of any Flip-over Event described in Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that in any such case: (A) if (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term “Issuer” means such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term “Issuer” means whichever of such Persons is the issuer of the equity security having the greatest aggregate market value. Notwithstanding the foregoing, if the Issuer in any of the Flip-over Events listed above is not a corporation or other legal entity having outstanding equity securities, then, and in each such case, (x) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Shares of the Issuer will be deemed to be references to the Common Shares of the corporation or other legal entity having outstanding equity securities which ultimately controls the Issuer, and (y) if there is no such corporation or other legal entity having outstanding equity securities, (I) proper provision will be made so that the Issuer creates or otherwise makes available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a kind or kinds of security or securities having a fair market value at least equal to the economic value of the Common Shares which each holder of a Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding equity securities; and (II) all other provisions of this Agreement will apply to the issuer of such securities as if such securities were Common Shares.

(c)                The Company will not consummate any Flip-over Event if (i) at the time of or immediately after such Flip-over Event, there are or would be any rights, warrants, instruments or securities outstanding or any agreements or arrangements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such Flip-over Event, the stockholders of the Person who constitutes, or would constitute, the Issuer for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of the organization of the Issuer would preclude or limit the exercisability of the Rights. In addition, the Company will not consummate any Flip-over Event unless the Issuer has a sufficient number of authorized Common Shares (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13, and unless prior to such consummation the Company and the Issuer have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as promptly as practicable after the consummation of any Flip-over Event, the Issuer will:

(A)             prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon the exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

(B)              take all such action as may be appropriate under, or to ensure compliance with, the applicable state securities or “blue sky” laws in connection with the exercisability of the Rights; and

(C)              deliver to holders of the Rights historical financial statements for the Issuer and each of its affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d)               The provisions of this Section 13 will similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, except for Rights that have become null and void pursuant to Section 11(a)(ii), Rights that shall not have been previously exercised will cease to be exercisable in the manner provided in Section 11(a)(ii) and will thereafter be exercisable in the manner provided in Section 13(a).

14.              Fractional Rights and Fractional Securities. (a) The Company will not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company will pay as promptly as practicable to the registered holders of the Right Certificates with regard to which such fractional Rights otherwise would be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For the purposes of this Section 14(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any day is the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal quotation system with respect to securities listed or admitted to trading on The NASDAQ Stock Market LLC or, if the Rights are not listed or admitted to trading on The NASDAQ Stock Market LLC, as reported in the principal quotation system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such market then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right will mean the fair value thereof as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent.

(b)               The Company will not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon the exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares or to register fractional Preferred Shares on the stock transfer books of the Company (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company may pay to any Person to whom or which such fractional Preferred Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of one Preferred Share is the closing price of the Preferred Shares (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the Preferred Shares cannot be so determined, the closing price of the Preferred Shares for such Trading Day will be conclusively deemed to be an amount equal to the closing price of the Common Shares (as determined pursuant to the second sentence of Section 11(d)(i)) for such Trading Day multiplied by one hundred (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement); provided further, however, that if neither the Common Shares nor the Preferred Shares are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Preferred Share will mean the fair value thereof as determined in good faith by the Board, which determination will be described in a written statement filed with the Rights Agent.

(c)                Following the occurrence of a Triggering Event, the Company will not be required to issue fractions of Common Shares or other securities issuable upon the exercise or exchange of the Rights or to distribute certificates which evidence any such fractional securities or to register any such fractional securities on the stock transfer books of the Company. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For the purposes of this Section 14(c), the current market value of one Common Share or other security issuable upon the exercise or exchange of the Rights is the closing price thereof (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange; provided, however, that if neither the Common Shares nor any such other securities are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Common Share or such other security will mean the fair value thereof as determined in good faith by the Board, which determination will mean the fair value thereof as will be described in a written statement filed with the Rights Agent.

(d)               Whenever a payment of cash in lieu of fractional Rights, fractional Preferred Shares or fractional Common Shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment of cash in lieu of fractional Rights, fractional Preferred Shares or fractional Common Shares under this Agreement unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15.              Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, including Section 18 or Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the holder of any Common Shares), may in his/her own behalf and for his/her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his/her right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of the Rights, it is specifically acknowledged that the holders of the Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

16.              Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)                Prior to the Distribution Date, the Rights are transferable only in connection with the transfer of the Common Shares;

(b)               After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and with the appropriate forms and certificates fully completed and executed;

(c)                The Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent will be affected by any notice to the contrary;

(d)               Such holder expressly waives any right to receive any fractional Rights and any fractional securities upon the exercise or exchange of a Right, except as otherwise provided in Section 14.

(e)                Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent will have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or an administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

17.              Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate will be entitled to vote, receive dividends, or be deemed for any purpose the holder of Preferred Shares or any other securities of the Company, which may at any time be issuable upon the exercise of the Rights represented thereby, nor will anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.

18.              Concerning the Rights Agent. (a) The Company will pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company will also indemnify the Rights Agent and its affiliates, directors, employees. representatives and advisors for, and hold them harmless against, any loss, liability, suit, action, proceeding, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions provided for under this Section 18 and Section 20 below shall survive the exercise or expiration of the Rights, the termination or expiration of this Agreement and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

(b)               The Rights Agent will be protected and will incur no liability for or in respect of any action taken, suffered, or omitted to be taken by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate or other notice evidencing Preferred Shares or Common Shares or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.

19.              Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

(b)               If at any time the name of the Rights Agent changes and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver the Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates will have the full force provided in the Right Certificates and in this Agreement.

20.              Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, will be bound:

(a)                The Rights Agent may consult with legal counsel (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or omitted to be taken by it in accordance with such advice or opinion.

(b)               Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company and delivered to the Rights Agent, and such certificate will be full authorization to the Rights Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate.

(c)                The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages. and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and its affiliates, directors, employees, representatives and advisors and to hold them harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential losses or damages of any kind whatsoever.

(d)               The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

(e)                The Rights Agent will not be under any responsibility or have any liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor will it be liable or responsible for any breach by the Company of any covenant contained in this Agreement or in any Right Certificate; nor will it be liable or responsible for any adjustment required under the provisions of Sections 11 or 13 (including any adjustment which results in the Rights becoming null and void) or liable or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of the Rights evidenced by the Right Certificates after actual notice of any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of stock or other securities will, when issued, be duly authorized, validly issued, fully paid and non-assessable.

(f)                The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)               The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and the Rights Agent will not be liable for any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer(s). The Rights Agent will be fully authorized and protected in relying upon instructions received by any such officer(s). The Rights Agent will not be held to have notice of any change of authority of any person until its receipt of written notice thereof from the Company.

(h)               The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent (or its shareholders, affiliates, directors, officers or employees) from acting in any other capacity for the Company or for any other Person.

(i)                 The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). The Rights Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of the Right Certificates.

(j)                 If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent will not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company’s written instructions.

(k)               No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l)                 In the event that the Rights Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall, as soon as practicable, inform the Company or such Person seeking clarification and may, in its sole discretion, refrain from taking any action, and will be fully protected and will not be liable in any way to the Company or other Person or entity for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Rights Agent.

21.              Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days’ notice in writing mailed to the Company in accordance with Section 26 hereof and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Preferred Shares or the Common Shares, by first-class mail, postage prepaid, or nationally recognized overnight delivery. In the event that the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days’ notice in writing, mailed to the Rights Agent or such successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 90 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who will, with such notice, submit his/her Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, will be a corporation or other legal entity organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stockholder services powers and is subject to supervision or examination by federal or state authority and which has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After its appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent will deliver to the successor Rights Agent any property at the time held by it hereunder, and will execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and/or the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22.              Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number and/or kind of securities issuable upon the exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) will, with respect to Common Shares so issued or sold pursuant to the exercise, exchange or conversion of securities (other than the Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, Common Shares, and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Board, issue Right Certificates representing an equivalent number of Rights as would have been issued in respect of such Common Shares if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Right Certificate will be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Right Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Right Certificate otherwise would be issued and (ii) no such Right Certificate will be issued if, and to the extent that, appropriate adjustment otherwise has been made in lieu of the issuance thereof.

23.              Redemption. (a) Prior to the Expiration Date, the Board may, at its option, redeem all but not less than all of the then-outstanding Rights at the Redemption Price at any time prior to the Close of Business on the later of (i) the Distribution Date and (ii) the Share Acquisition Date. Any such redemption will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption will be effective in accordance with the provisions of such action of the Board).

(b)               Immediately upon the effectiveness of the redemption of the Rights as provided in Section 23(a), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price, without interest thereon. Promptly after the effectiveness of the redemption of the Rights as provided in Section 23(a), the Company will publicly announce such redemption (with prompt written notice to the Rights Agent) and, within 10 calendar days thereafter, will give notice of such redemption to the holders of the then-outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Company; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives such notice. The notice of redemption mailed to the holders of Rights will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based upon the current per share market price of the Common Shares (as determined pursuant to Section 11(d)) at the time of such redemption), or any other form of consideration deemed appropriate by the Board (based upon the fair market value of such other consideration, as determined by the Board in good faith) or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to the holders of Common Shares and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board) at the time of such redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.

24.              Exchange. (a) The Board may, at its option, at any time after the later of the (i) the Distribution Date and (ii) the Share Acquisition Date, exchange all or part of the then-outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Shares issuable pursuant to the exchange, and all Persons entitled to receive Common Shares pursuant to the exchange shall be entitled to receive such Common Shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Notwithstanding the foregoing, the Board will not be empowered to effect such exchange at any time after any Person (other than the Company or any Related Person), who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the then-outstanding Common Shares.

(b)               Immediately upon the effectiveness of the exchange of any Rights as provided in Section 24(a), and without any further action and without any notice, the right to exercise such Rights will terminate and the only right with respect to such Rights thereafter of the holder of such Rights will be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Promptly after the effectiveness of the exchange of any Rights as provided in Section 24(a), the Company will publicly announce such exchange (with prompt written notice thereof also provided to the Rights Agent) and, within 10 calendar days thereafter, will give notice of such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. Any notice that is mailed in the manner herein provided will be deemed given, whether or not the holder receives such notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for the Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.

(c)                In any exchange pursuant to this Section 24, the Company, at its option, may substitute for any Common Share exchangeable for a Right (i) equivalent common shares (as such term is used in Section 11(a)(iii)), (ii) cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board (which determination will be described in a written statement filed with the Rights Agent), equal to the current market value of one Common Share (as determined pursuant to Section 11(d)) on the Trading Day immediately preceding the date of the effectiveness of the exchange pursuant to this Section 24.

25.              Notice of Certain Events. (a) If after the Distribution Date the Company proposes (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of Preferred Shares rights, options or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing more than 50% of the assets and earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons other than the Company or one or more of its wholly owned Subsidiaries, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or reclassification of the Common Shares, then, in each such case, the Company will give to the Rights Agent and each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which specifies the record date for the purposes of such stock dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice will be so given, in the case of any action covered by clause (i) or (ii) above, at least 10 calendar days prior to the record date for determining the holders of the Preferred Shares for the purposes of such action, and, in the case of any such other action, at least 10 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever is the earlier.

(b)               In case any Triggering Event occurs, then, in any such case, the Company will as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26 hereof, a notice in writing of the occurrence of such event, which specifies the event and the consequences of the event to the holders of Rights.

(c)                Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a filing by the Company with the SEC shall constitute sufficient notice to the holders of any Rights or of any Common Shares for the purposes of this Agreement.

26.              Notices. (a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Rights Agent) as follows:

Hudson Global, Inc.
1325 Avenue of the Americas
New York, New York 10019
Attention: Corporate Secretary

(b)               Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, or overnight delivery service, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021
Attention: Client Services

(c)                Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior to the Distribution Date, to the holder of any Common Shares) will be sufficiently given or made if sent in writing by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27.              Supplements and Amendments. Prior to the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the penultimate sentence of this Section 27, the Company may, in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights or Common Shares. From and after the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the penultimate sentence of this Section 27, the Company may, and the Rights Agent will if the Company so directs, supplement or amend this Agreement without the approval of any holders of the Rights or Common Shares in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to supplement or amend the provisions hereunder in any manner which the Company may deem desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment shall cause the Rights again to become redeemable or cause this Agreement again to become supplementable or amendable other than in accordance with the terms of this sentence. Without limiting the generality or effect of the foregoing, this Agreement may be supplemented or amended to provide for such voting powers for the Rights and such procedures for the exercise thereof, if any, as the Board may determine to be appropriate. Notwithstanding anything in this Agreement to the contrary, any supplement or amendment to this Agreement shall be evidenced by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment; provided, however, that such supplement or amendment does not adversely affect the rights, duties, obligations or immunities of the Rights Agent under this Agreement. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment may be made which decreases the stated Redemption Price to an amount less than $0.001 per Right. Notwithstanding anything in this Agreement to the contrary, the limitations on the ability of the Board to amend this Agreement set forth in this Section 27 shall not affect the power or ability of the Board to take any other action that is consistent with its fiduciary duties under applicable Delaware law, including, without limitation, accelerating or extending the Expiration Date or making any other amendment to this Agreement that is permitted by this Section 27 or adopting a new stockholder rights agreement with such terms as the Board determines in its sole discretion to be appropriate.

28.              Successors; Certain Covenants. All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent will be binding on and inure to the benefit of their respective successors and assigns hereunder.

29.              Benefits of This Agreement. Nothing in this Agreement will be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement will be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (or, prior to the Distribution Date, the Common Shares). The Company and, by accepting the Rights hereunder, each holder of the Rights: (a) irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement; (b) acknowledge that the forum designated by this Section 29 has a reasonable relation to this Agreement and to such Persons’ relationship with one another; (c) waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 29; (d) undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 29; and (e) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

30.              Governing Law. This Agreement, each Right and each Right Certificate issued hereunder will be deemed to be a contract made under the internal substantive laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the internal substantive laws of such State applicable to contracts to be made and performed entirely within such State.

31.              Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 27 to supplement or amend this Agreement to replace such invalid, null and void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction; provided further, however, that if any such excluded or severed term, provision, covenant or restriction adversely affects the rights, immunities, duties or obligations of the Rights Agent, then the Rights Agent will be entitled to resign immediately upon written notice to the Company.

32.              Descriptive Headings, Etc. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof. Unless otherwise expressly provided, references herein to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of or to this Agreement.

33.              Determinations and Actions by the Board. (a) For all the purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for the purpose of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder. The Board will have the exclusive power and authority to administer this Agreement and to exercise or refrain from exercising all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement (including, without limitation, Section 27, this Section 33 and other provisions hereof relating to its powers or authority hereunder) and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, any determination contemplated by Section 1(a) or any determination as to whether particular Rights shall have become null and void). All such actions, calculations, interpretations and determinations (including, for the purpose of clause (y) below, any omission with respect to any of the foregoing) which are done or made by the Board in good faith will (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board to any liability to any Person, including, without limitation, the Rights Agent and the holders of the Rights. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

(b)               If at any time the Board determines that a Person has become an Acquiring Person, the Company will give written notice of such determination, indicating the identity of such Person, to the Rights Agent promptly thereafter. Until such a notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person.

34.              Process to Seek Exemption. (a) Any Person who desires to effect any transaction that might, if consummated, result in such Person becoming the Beneficial Owner of 4.99% or more of the then-outstanding Common Shares (or, in the case of any Person who would otherwise constitute an Acquiring Person as of the Effective Time but will not be deemed to be an Acquiring Person for any purpose of this Agreement unless and until such time as provided in Section 1(a), any additional Common Shares) (a “Requesting Person”) may, prior to the date of the transaction for which the Requesting Person is seeking a determination, request in writing that the Board make a determination under this Agreement so that such Person would be deemed to be an “Exempt Person” for the purposes of this Agreement or such transaction would be deemed to be an “Exempt Transaction” for the purposes of this Agreement (an “Exemption Request”). Any Exemption Request must be delivered by registered mail, return receipt requested, to the Secretary of the Company at the Company’s principal executive office. Such Exemption Request will be deemed to have been made when actually received by the Company. Any Exemption Request must include: (i) the name, address and telephone number of the Requesting Person; (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person; (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares, the maximum number and percentage of Common Shares that the Requesting Person proposes to acquire and the proposed tax treatment thereof; and (iv) a commitment by the Requesting Person that such Requesting Person will not acquire Beneficial Ownership of 4.99% or more of the then-outstanding Common Shares or, if such Requesting Person Beneficially Owns 4.99% or more of the then-outstanding Common Shares, any additional Common Shares prior to such time as the Board has responded to, or is deemed to have responded to, the Exemption Request pursuant to this Section 34. The Board will, in good faith, endeavor to respond to any Exemption Request within 30 calendar days of receiving such Exemption Request; provided that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person must respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. As a condition to making any determination requested pursuant to this Section 34(a), the Board may, in its discretion, require (at the expense of the Requesting Person) a report from advisors selected by the Board to the effect that the proposed transaction or transactions will not result in the application of any limitations on the use by the Company of the Tax Benefits taking into account any and all other transactions that have been consummated prior to receipt of the Exemption Request, any and all other proposed transactions that have been approved by the Board prior to its receipt of the Exemption Request and any such other actual or proposed transactions involving Common Shares as the Board may require; provided that the Board may make the determination requested in the Exemption Request notwithstanding the effect of the proposed transaction or transactions on the Tax Benefits if it determines that such determination is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with a determination pursuant to this Section 34(a), including, without limitation, restrictions on the ability of the Requesting Person to transfer Common Shares acquired by it in the transaction or transactions to which such determination relates. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company will maintain the confidentiality of such Exemption Request and the determination of the Board with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available.

(b)               The Board may make a determination under this Agreement so that a Person would be deemed to be an “Exempt Person” for the purposes of this Agreement or a transaction would be deemed to be an “Exempt Transaction” for the purposes of this Agreement, whether or not an Exemption Request has been made pursuant to Section 34(a). In connection with such determination, the Board may impose any conditions that it deems reasonable and appropriate, including, without limitation, restrictions on the ability of the transferee to transfer Common Shares acquired by it in the transaction or transactions to which such determination relates. Any determination of the Board pursuant to this Section 34(b) may be made prospectively or retroactively.

35.              Suspension of Exercisability or Exchangeability. To the extent that the Board determines in good faith that some action will or may need to be taken pursuant to, or in order to properly give effect to, Sections 7, 11, 13, 21 or 24 or to comply with federal or state securities laws or rules and regulations of any national securities exchange on which the Common Shares are listed or admitted to trading, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period of time sufficient to allow it to take such action or to comply with such laws or rules and regulations. In the event of any such suspension, the Company will issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. The Company shall promptly notify the Rights Agent in writing whenever it makes such a public announcement temporarily suspending the exercisability or exchangeability of the Rights, and whenever such suspension has been lifted. Upon such suspension, any rights of action vested in a holder of the Rights will be similarly suspended. Failure to give a notice pursuant to the provisions of this Agreement will not affect the validity of any action taken hereunder.

36.              Effective Time. Notwithstanding anything in this Agreement to the contrary, this Agreement will not be effective until the Effective Time.

37.              Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted electronically will have the same authority, effect and enforceability as an original signature.

38.              Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

HUDSON GLOBAL, INC.

By:	/s/ Jeffrey E. Eberwein
	Name:	Jeffrey E. Eberwein
	Title:	Chief Executive Officer

Computershare Trust Company, N.A.

By:	/s/ Dennis V. Moccia
	Name:	Dennis V. Moccia
	Title:	Manager, Contract Administration

[Signature Page to Rights Agreement]

EXHIBIT A

CERTIFICATE OF DESIGNATION
of
SERIES B JUNIOR PARTICIPATING
PREFERRED STOCK
of
HUDSON GLOBAL, INC.

(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

Hudson Global, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), DOES HEREBY CERTIFY:

That, pursuant to authority vested in the Board of Directors of the Company by its Amended and Restated Certificate of Incorporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company has adopted the following resolution providing for the issuance of a series of Preferred Stock:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the “Board of Directors” or the “Board”) by the Amended and Restated Certificate of Incorporation of the Company, a series of Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company be, and it hereby is, created, and that the designation and amount thereof and the powers, designations, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

I. Designation and Amount

The shares of such series will be designated as Series B Junior Participating Preferred Stock (the “Series B Preferred”) and the number of shares constituting the Series B Preferred is 1,000,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease will reduce the number of shares of Series B Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into the Series B Preferred.

II. Dividends and Distributions

(a)                Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior to the Series B Preferred with respect to dividends, the holders of shares of the Series B Preferred, in preference to the holders of the Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, and of any other junior stock, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, dividends payable in cash (except as otherwise provided below) on such dates as are from time to time established for the payment of dividends on the Common Stock (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of the Series B Preferred (the “First Dividend Payment Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, one hundred times the aggregate per share amount of all cash dividends, and one hundred times the aggregate per share amount (payable in kind) of all non-cash dividends, other than a dividend payable in shares of the Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the First Dividend Payment Date, since the first issuance of any share or fraction of a share of the Series B Preferred. In the event that the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series B Preferred are then issued or outstanding, the amount to which the holders of shares of the Series B Preferred would otherwise be entitled immediately prior to such event under clause (ii) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)               The Company will declare a dividend on the Series B Preferred as provided in the immediately preceding paragraph immediately after it declares a dividend on the Common Stock (other than a dividend payable in shares of Common Stock). Each such dividend on the Series B Preferred will be payable immediately prior to the time at which the related dividend on the Common Stock is payable.

(c)                Dividends will accrue on outstanding shares of the Series B Preferred from the Dividend Payment Date next preceding the date of issue of such shares, unless (i) the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of the Series B Preferred or (ii) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of the holders of shares of the Series B Preferred entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue from such Dividend Payment Date. Accrued but unpaid dividends will cumulate from the applicable Dividend Payment Date but will not bear interest. Dividends paid on the shares of Series B Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of the holders of shares of the Series B Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 60 calendar days prior to the date fixed for the payment thereof.

III. Voting Rights

The holders of shares of the Series B Preferred will have the following voting rights:

(a)                Subject to the provision for adjustment hereinafter set forth, each share of the Series B Preferred will entitle the holder thereof to one hundred votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the number of votes per share to which the holders of shares of the Series B Preferred would otherwise be entitled immediately prior to such event will be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)               Except as otherwise provided herein, in any Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of the Series B Preferred and the holders of shares of the Common Stock and any other capital stock of the Company having general voting rights will vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c)                Except as set forth in the Amended and Restated Certificate of Incorporation or herein, or as otherwise provided by law, the holders of shares of the Series B Preferred will have no voting rights.

IV. Certain Restrictions

(a)                Whenever dividends or other dividends or distributions payable on the Series B Preferred are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Series B Preferred outstanding have been paid in full, the Company will not:

(i)                 Declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series B Preferred;

(ii)               Declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series B Preferred, except dividends paid ratably on the shares of Series B Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)             Redeem, purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series B Preferred; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the shares of Series B Preferred; or

(iv)             Redeem, purchase or otherwise acquire for consideration any shares of the Series B Preferred, or any shares of stock ranking on a parity with the shares of Series B Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)               The Company will not permit any majority-owned subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Article IV, purchase or otherwise acquire such shares at such time and in such manner.

V. Reacquired Shares

Any shares of the Series B Preferred purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Certificate of Incorporation of the Company, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

VI. Liquidation, Dissolution or Winding Up

Upon any liquidation, dissolution or winding up of the Company, no distribution will be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the shares of Series B Preferred unless, prior thereto, the holders of shares of the Series B Preferred have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, however, that the holders of shares of the Series B Preferred will be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to one hundred times the aggregate amount to be distributed per share to the holders of shares of the Common Stock or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the shares of Series B Preferred, except distributions made ratably on the shares of Series B Preferred and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series B Preferred are then issued or outstanding, the aggregate amount to which each holder of shares of the Series B Preferred would otherwise be entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

VII. Consolidation, Merger, Etc.

In the event that the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of the Series B Preferred will at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to one hundred times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company at any time (a) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (b) subdivides the outstanding shares of Common Stock, (c) combines the outstanding shares of Common Stock into a smaller number of shares, or (d) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of the Series B Preferred are then issued or outstanding, the amount set forth in the preceding sentence with respect to the exchange or change of shares of the Series B Preferred will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

VIII. Redemption

The shares of Series B Preferred are not redeemable.

IX. Rank

The Series B Preferred rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company’s Preferred Stock.

X. Amendment

Notwithstanding anything contained in the Amended and Restated Certificate of Incorporation of the Company to the contrary and in addition to any other vote required by applicable law, the Amended and Restated Certificate of Incorporation of the Company may not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series B Preferred so as to affect them adversely without the affirmative vote of the holders of at least 67% of the outstanding shares of Series B Preferred, voting together as a single series.

IN WITNESS WHEREOF, I have signed this Certificate of Designation on behalf of Hudson Global, Inc. this ____ day of October 2018.

HUDSON GLOBAL, INC.

By:
Name:
Title:

EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No. R-___________	______________ Rights

NOT EXERCISABLE AFTER October 15, 2021 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF MAY BECOME NULL AND VOID.

Right Certificate

HUDSON GLOBAL, INC.

This certifies that ________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, dated as of October 15, 2018 (the “Rights Agreement”), by and between Hudson Global, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one one-hundredth of a fully paid, non-assessable share of Series B Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a purchase price of $3.50 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Right Certificate is exercised in part, the holder will be entitled to receive upon the surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date.

As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights evidenced by this Right Certificate are subject to adjustment upon the occurrence of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the office or offices of the Rights Agent designated for such purpose and can be obtained from the Company without charge upon the written request therefor. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.

Pursuant to the Rights Agreement, from and after the occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-in Event pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, an arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of a Flip-in Event, no Right Certificate will be issued that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of the Rights Agreement will be canceled.

This Right Certificate, with or without other Right Certificates, may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the holder to purchase a like number of one one-hundredths of a Preferred Share (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon the presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company, at its option, at a redemption price of $0.001 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Right Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

WITNESS the facsimile signature of the officers of the Company and its corporate seal. Dated as of _______, ____.

ATTEST:	HUDSON GLOBAL, INC.

By:
Name:
Title:

Countersigned:

Computershare Trust Company, N.A., as Rights Agent

By:
Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED, ___________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated: ________, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________, ____

Signature

FORM OF ELECTION TO PURCHASE

(To be executed if the holder desires to
exercise the Right Certificate)

To Hudson Global, Inc.:

The undersigned hereby irrevocably elects to exercise _________ Rights represented by this Right Certificate to purchase the one one-hundredths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that a certificate or certificates for such securities be issued in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

If such number of Rights is not all of the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)
Dated: ________, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________, ____

Signature

NOTICE

Signatures on the foregoing Form of Assignment and Form of Election to Purchase and in the related Certificates must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved medallion signature program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

EXHIBIT C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

On October 15, 2018, the Board of Directors of Hudson Global, Inc. declared a dividend of one preferred share purchase right for each outstanding share of Hudson Global, Inc.’s common stock, par value $0.001 per share. The dividend is payable on October 25, 2018 to our stockholders of record on that date. The terms of the rights are set forth in a rights agreement, dated as of October 15, 2018, by and between Hudson Global, Inc. and Computershare Trust Company, N.A., as rights agent.

The rights agreement is intended to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards and other tax attributes to reduce potential future federal income tax obligations. Under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” tax losses and credits in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that our tax attributes do not otherwise become limited, we believe that we will be able to carry forward a significant amount of losses and credits, and therefore these tax attributes could be a substantial asset to us. However, if we experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code, our ability to use these tax attributes will be substantially limited, and the timing of the usage of the tax attributes could be substantially delayed, which could significantly impair the value of that asset.

In general terms, the rights agreement imposes a significant penalty upon any person or group that acquires beneficial ownership of 4.99% or more of our outstanding common stock without the prior approval of our Board of Directors. A person or group that acquires a percentage of our common stock in excess of that threshold is called an “acquiring person.” Any rights held by an acquiring person are null and void and may not be exercised.

This summary of rights provides a general description of the rights agreement. Because it is only a summary, this description should be read together with the entire rights agreement, which we incorporate in this summary by reference. We have filed the rights agreement with the Securities and Exchange Commission as an exhibit to our registration statement on Form 8-A. Upon written request, we will provide a copy of the rights agreement free of charge to any stockholder.

The Rights. Our Board of Directors authorized the issuance of one right per each outstanding share of our common stock on October 25, 2018. If the rights become exercisable, each right would allow its holder to purchase from us one one-hundredth of a share of our Series B Junior Participating Preferred Stock for a purchase price of $3.50.

Each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. Prior to exercise, however, a right does not give its holder any dividend, voting or liquidation rights.

C-1

Exercisability. The rights will not be exercisable until the earlier of:

•	10 days after a public announcement by Hudson Global, Inc. that a person or group has become an acquiring person; and

•	10 business days (or a later date determined by our Board of Directors) after a person or group begins a tender or an exchange offer that, if completed, would result in that person or group becoming an acquiring person.

We refer to the date that the rights become exercisable as the “distribution date.” Until the distribution date, our common stock certificates will also evidence the rights and will contain a notation to that effect. Any transfer of shares of common stock prior to the distribution date will constitute a transfer of the associated rights. After the distribution date, the rights will separate from the common stock and be evidenced by right certificates, which we will mail to all holders of rights that have not become null and void.

After the distribution date, if a person or group already is or becomes an acquiring person, all holders of rights, except the acquiring person, may exercise their rights upon payment of the purchase price to purchase shares of our common stock (or other securities or assets as determined by the Board of Directors) with a market value of two times the purchase price. We refer to this as a “flip-in event.”

After the distribution date, if a flip-in event has already occurred and Hudson Global, Inc. is acquired in a merger or similar transaction, all holders of rights, except the acquiring person, may exercise their rights upon payment of the purchase price, to purchase shares of the acquiring or other appropriate entity with a market value of two times the purchase price of the rights. We refer to this as a “flip-over event.”

Rights may be exercised to purchase our preferred shares only after the distribution date occurs and prior to the occurrence of a flip-in event as described above. A distribution date resulting from the commencement of a tender offer or an exchange offer as described in the second bullet point above could precede the occurrence of a flip-in event, in which case the rights could be exercised to purchase our preferred shares. A distribution date resulting from any occurrence described in the first bullet point above would necessarily follow the occurrence of a flip-in event, in which case the rights could be exercised to purchase shares of common stock (or other securities or assets) as described above.

Exempted Persons and Exempted Transactions. Our Board of Directors recognizes that there may be instances when an acquisition of our common stock that would cause a stockholder to become an acquiring person may not jeopardize the availability of any tax attributes to Hudson Global, Inc. Accordingly, the rights agreement grants discretion to the Board of Directors to designate a person as an “Exempt Person” or to designate a transaction involving our common stock as an “Exempt Transaction.” An “Exempt Person” cannot become an acquiring person under the rights agreement. Our Board of Directors can revoke an “Exempt Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes the availability of tax attributes to Hudson Global, Inc.

C-2

Expiration. The rights will expire on the earliest of (i) October 15, 2021, which is the third anniversary of the date on which our Board of Directors authorized and declared a dividend of the rights, or such earlier date as of which our Board of Directors determines that the rights agreement is no longer necessary for the preservation of our tax assets, (ii) the time at which the rights are redeemed, (iii) the time at which the rights are exchanged, (iv) the effective time of the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that the rights agreement is no longer necessary for the preservation of our tax assets, (v) the first day of a taxable year of the Company to which the Board of Directors determines that no NOLs or other tax assets may be carried forward, and (vi) the day following the certification of the voting results of Hudson Global, Inc.’s 2019 annual meeting of stockholders, if stockholder approval of the rights agreement has not been obtained prior to that date.

Redemption. Our Board may redeem all (but not less than all) of the rights for a redemption price of $0.001 per right at any time before the later of the distribution date and the date of the first public announcement or disclosure by Hudson Global, Inc. that a person or group has become an acquiring person. Once the rights are redeemed, the right to exercise the rights will terminate, and the only right of the holders of such rights will be to receive the redemption price. The redemption price will be adjusted if we declare a stock split or issue a stock dividend on our common stock.

Exchange. After the later of the distribution date and the date of the first public announcement by Hudson Global, Inc. that a person or group has become an acquiring person, but before an acquiring person owns 50% or more of our outstanding common stock, our Board of Directors may exchange each right (other than rights that have become null and void) for one share of common stock or an equivalent security.

Anti-Dilution Provisions. Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the preferred shares or our common stock. No adjustments to the purchase price of less than one percent will be made.

Amendments. Before the time the rights cease to be redeemable, our Board of Directors may amend or supplement the rights agreement without the consent of the holders of the rights, except that no amendment may decrease the redemption price below $0.001 per right. At any time thereafter, our Board of Directors may amend or supplement the rights agreement to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the rights agreement, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable. The limitations on our Board of Director’s ability to amend the rights agreement does not affect our Board of Director’s power or ability to take any other action that is consistent with its fiduciary duties, including, without limitation, accelerating or extending the expiration date of the rights, or making any amendment to the rights agreement that is permitted by the rights agreement or adopting a new rights agreement with such terms as our Board determines in its sole discretion to be appropriate.

* * *

C-3

ANNEX B

Form of Amendment to the Amended and Restated Certificate of Incorporation

B-1

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
HUDSON GLOBAL, INC.

Hudson Global, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: This Amendment to the Amended and Restated Certificate of Incorporation amends and restates Section “(1) CLASSES OF STOCK.” of ARTICLE IV to the Amended and Restated Certificate of Incorporation to read in its entirety as follows:

“(1) Classes of Stock. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is one hundred ten million (30,000,000) shares, consisting of one hundred million (20,000,000) shares of common stock, par value $.001 per share, (the “Common Stock”), and ten million (10,000,000) shares of preferred stock, par value $.001 per share, which shall have such designations as may be authorized by the board of directors from time to time (the “Preferred Stock”). Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), every [YY]1 shares of the Corporation’s Common Stock issued and outstanding or held by the Corporation in treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, no fractional shares shall be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive one full share of the post-Reverse Split Common Stock.”

THIRD: The foregoing amendment shall be effective as of _______ p.m. Eastern Time on __________, 20__.

FOURTH: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of this Amendment.

___________________________

1 References to “YY” is to a number no less than 5 and no greater than 10 as selected by the Board of Directors.

B-2

FIFTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed on this _____ day of ______, 20__.

HUDSON GLOBAL, INC.

By:
	Name:	Jeffrey E. Eberwein
	Title:	Chief Executive Officer

B-3

ANNEX C

Supplemental Information Regarding Participants

The following sections (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the SEC, are “participants” in our solicitation of proxies from our stockholders in connection with the annual meeting (collectively, the “Participants”).

Directors and Nominees

The principal occupations of our directors and nominees are set forth under Proposal 1 of this proxy statement, entitled “Proposal 1: Election of Directors.” The names of our directors and nominees are set forth below, and the business address for all our directors and nominees is c/o Hudson Global, Inc., 53 Forest Avenue, Old Greenwich, Connecticut 06870.

Richard K. Coleman, Jr.
Jeffrey E. Eberwein
Ian V. Nash
Mimi Drake
Connia Nelson
Alan L. Bazaar

Officers and Employees

The principal occupations of our executive officers and employees who are Participants are set forth below. The principal occupation refers to such person’s position at Hudson Global, Inc., and the business address for each person is c/o Hudson Global, Inc., 53 Forest Avenue, Old Greenwich, Connecticut 06870.

Jeffrey E. Eberwein, Chief Executive Officer
Patrick M. Lyons, Chief Financial Officer and Chief Accounting Officer

Information Regarding Ownership of the Company’s Securities by Participants

None of the Participants owns any of our common stock of record that they do not also own beneficially. The number of shares of our common stock held by our directors, nominees and executive officers as of March 12, 2019 is set forth in this proxy statement under “Principal Stockholders.”

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares	Transaction Description
Alan L. Bazaar	12/12/2018	7,000	Open Market Purchase
	11/08/2018	13,962	Grant, Award or Other Acquisition
	11/06/2018	9,750	Open Market Purchase
	08/28/2018	1,591	Open Market Purchase
	08/27/2018	8,409	Open Market Purchase
	08/09/2018	48,844	Grant, Award or Other Acquisition
	05/22/2018	10,295	Grant, Award or Other Acquisition
	11/09/2017	9,798	Grant, Award or Other Acquisition
	08/10/2017	7,242	Grant, Award or Other Acquisition
	06/20/2017	48,508	Grant, Award or Other Acquisition
	05/11/2017	11,000	Grant, Award or Other Acquisition
	03/09/2017	17,500	Grant, Award or Other Acquisition
	03/09/2017	8,645	Grant, Award or Other Acquisition

Richard K. Coleman, Jr.	11/08/2018	14,773	Grant, Award or Other Acquisition
	08/09/2018	49,567	Grant, Award or Other Acquisition
	05/22/2018	12,206	Grant, Award or Other Acquisition
	11/09/2017	11,994	Grant, Award or Other Acquisition
	08/10/2017	8,104	Grant, Award or Other Acquisition
	06/20/2017	48,508	Grant, Award or Other Acquisition
	05/11/2017	13,167	Grant, Award or Other Acquisition
	03/09/2017	22,750	Grant, Award or Other Acquisition
	03/09/2017	12,033	Grant, Award or Other Acquisition

Jeffrey E. Eberwein	02/25/2019	139,478	Grant, Award or Other Acquisition
	11/20/2018	1,000	Open Market Purchase
	11/19/2018	4,000	Open Market Purchase
	05/22/2018	11,912	Grant, Award or Other Acquisition
	03/31/2018	125,000	Other Acquisition or Disposition
	03/29/2018	1,005,054	Other Acquisition or Disposition
	03/29/2018	7,458	Other Acquisition or Disposition
	03/29/2018	2,650,000	Other Acquisition or Disposition
	03/09/2018	11,800	Grant, Award or Other Acquisition
	11/09/2017	11,656	Grant, Award or Other Acquisition
	08/10/2017	7,069	Grant, Award or Other Acquisition
	06/20/2017	48,508	Grant, Award or Other Acquisition
	05/11/2017	12,834	Grant, Award or Other Acquisition
	03/09/2017	22,250	Grant, Award or Other Acquisition

Ian V. Nash	11/08/2018	17,208	Grant, Award or Other Acquisition
	08/09/2018	51,735	Grant, Award or Other Acquisition
	05/22/2018	14,412	Grant, Award or Other Acquisition
	03/09/2018	12,851	Grant, Award or Other Acquisition
	11/09/2017	13,852	Grant, Award or Other Acquisition
	08/10/2017	11,380	Grant, Award or Other Acquisition
	06/20/2017	48,508	Grant, Award or Other Acquisition
	05/11/2017	15,000	Grant, Award or Other Acquisition
	03/09/2017	24,500	Grant, Award or Other Acquisition

Patrick M. Lyons	03/09/2019	9,081	Payment of Exercise Price or Tax Liability
	03/09/2018	81,000	Grant, Award or Other Acquisition
	03/09/2018	9,081	Payment of Exercise Price or Tax Liability

Miscellaneous Information Concerning Participants

Except as described in this Annex C or in this proxy statement, none of the Participants nor any of their respective affiliates or associates (together, “Participant Affiliates”), (i) directly or indirectly beneficially owns any shares of our common stock or any securities of any subsidiary of ours or (ii) has had any relationship with us in any capacity other than as a stockholder, employee, officer or director. Furthermore, except as described in this proxy statement, neither any Participant nor any Participant Affiliate is either a party to any transaction or series of transactions since December 31, 2017, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which the Company was or is to be a party, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.

Except as described in this proxy statement, no Participant or Participant Affiliate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting.

Except as described in this proxy statement, no Participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by us or any of our affiliates or any future transactions to which we or any of our affiliates will or may be a party. Except as described this proxy statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliate within the past year with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.